SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event report) February 20, 1998



                           GOLF TRAINING SYSTEMS, INC.



                                    Delaware
                 (State or other jurisdiction of incorporation)
      0-25332                                              58-1963120
  ----------------                                       ----------------
    (Commission                                           (IRS Employer
     File Number)                                       Identification No.)


               3400 Corporate Way, Suite G, Duluth, Georgia 30096
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (770) 623-6400

Item 5.  Other events

         The Board of Directors approved an amendment of the Corporation's Certificate of Incorporation to effect a common stock one-for-five reverse stock split and directed the CEO to seek the approval of the Common Stockholders. The above amendment is one of the conditions related to an Investment Agreement, attached as an exhibit to the resolution, entered into by the Company with Mr. John H. Laeri, Jr. on December 31, 1997.


         Exhibits:

               4. Consent Resolution of the Board of Directors of Golf
                  Training Systems, Inc., dated February 20, 1998



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 20, 1998
                                                GOLF TRAINING SYSTEMS, INC.

                                                By:  /s/  Daniel A. Gordon
                                                --------------------------
                                                      Daniel A. Gordon

                                                Its: Chief Executive Officer

                  CONSENT RESOLUTION OF THE BOARD OF DIRECTORS
                                       OF
                           GOLF TRAINING SYSTEMS, INC.

         The undersigned, constituting all of the Directors of Golf Training Systems, Inc. (the "Corporation"), a Delaware corporation, pursuant to Section 141(f) of the Delaware General Corporation Law, hereby consent to unanimously adopt, as if the same were done at a duly called and properly held meeting of the Board of Directors, the following resolutions:

         WHEREAS, pursuant to approval of the Board of Directors, the Corporation entered into an Investment Agreement, Confidential Private Placement Memorandum and Subscription Agreement ("Investment Agreement") dated December 31, 1997, attached hereto as Exhibit "A"; and

         WHEREAS, the Board of Directors in the above mentioned approval anticipated increasing the authorized shares of the Corporation's common stock in order to provide sufficient authorized unissued shares to satisfy potential obligations related to the Investment Agreement; and

         WHEREAS, the Board of Directors has now determined that it is in the best interest of the Corporation to instead provide sufficient shares through a one-for-five reverse stock split, instead of increasing authorized shares;

         NOW THEREFORE BE IT RESOLVED THAT:

         RESOLVED, that the Board of Directors does hereby approve the amendment of the Corporation's Certificate of Incorporation to effect a reverse stock split of the common stock such that every five shares of common stock outstanding would be converted into one share of common stock and the Chief Executive Officer is authorized and directed to recommend the proposed amendment to the shareholders of the Corporation for approval pursuant to Section 242 of the Delaware General Corporation Law.

         FURTHER RESOLVED, that in the event the shareholders of the Corporation approve the proposed amendment, the Chief Executive Officer is authorized and directed to execute appropriate Articles of Amendment with the Delaware Secretary of State and to take any and all further actions deemed necessary or proper in connection with the adoption of the proposed amendment to effect the changes contemplated by such amendment.

         FURTHER RESOLVED, that the Board of Directors accepts the resignation of George P. Lee, III as a director and officer of the Corporation.

         Approved effective the 20th day of February, 1998.


                                           /s/ Wayne C. McDonald
                                           ------------------------
                                           Wayne C. McDonald

                                           /s/ Daniel A. Gordon
                                           ------------------------
                                           Daniel A. Gordon

                                           /s/ Nicholas J. Aquilino
                                           ------------------------
                                           Nicholas J. Aquilino

                                           /s/ Thomas W. Tripp
                                           ------------------------
                                           Thomas W. Tripp

                    INDEX TO EXHIBITS TO CONSENT RESOLUTION

Exhibit                           Description
------                            -----------

A.1 Senior Note dated December 31, 1997 (incorpor-ated by reference to Registrant's Current Report on Form 8-K dated December 31, 1997)

A.2 Security Agreement dated December 31, 1997, (incorporated by reference to Registrant's Current Report on Form 8-K dated December 31, 1997

A.3                               Loan Agreement dated December 31, 1997

A.4                               Patent Collateral Assignment dated December
                                  31, 1997

B                                 Certificate of Designations of Series C
                                  Preferred Stock

C                                 Certificate of Designations of Series D
                                  Preferred Stock

D Warrant to Purchase Common Stock of Golf Training Systems, Inc. exercisable until December 31, 2002

E Warrant to Purchase Common Stock of Golf Training Systems, Inc. exercisable until June 30, 1998

                                   Exhibit A.3

                     Loan Agreement dated December 31, 1997





                                 LOAN AGREEMENT

                                     between

                           GOLF TRAINING SYSTEMS, INC.

                                       and

                               JOHN H. LAERI, JR.


                           ---------------------------

                          Dated as of December 31, 1997
                           ---------------------------

                        TABLE OF CONTENTS
                                                             Page

1.   Initial Loan Closing. . . . . . . . . . . . . . . . . . . .1

2.   Subsequent Loan Closing; Maturity of Term Loan. . . . . . .2

3.   Representations and Warranties. . . . . . . . . . . . . . .2
     (a)  Corporate Items. . . . . . . . . . . . . . . . . . . .2
     (b)  Authorization. . . . . . . . . . . . . . . . . . . . .2
     (c)  Actions. . . . . . . . . . . . . . . . . . . . . . . .3
     (d)  Liens. . . . . . . . . . . . . . . . . . . . . . . . .3
     (e)  Sufficient Capital . . . . . . . . . . . . . . . . . .3
     (f)  Environmental Matters. . . . . . . . . . . . . . . . .3
     (g)  Compliance . . . . . . . . . . . . . . . . . . . . . .3
     (h)  Liabilities. . . . . . . . . . . . . . . . . . . . . .3

4.   Affirmative Covenants . . . . . . . . . . . . . . . . . . .3
     (a)  Statements . . . . . . . . . . . . . . . . . . . . . .4
     (b)  Access; Additional Reports . . . . . . . . . . . . . .4
     (c)  Notices. . . . . . . . . . . . . . . . . . . . . . . .4
     (d)  Environmental. . . . . . . . . . . . . . . . . . . . .4

5.   Negative Covenants. . . . . . . . . . . . . . . . . . . . .4

6.   Collateral. . . . . . . . . . . . . . . . . . . . . . . . .5

7.   Conditions to the Loans . . . . . . . . . . . . . . . . . .5
     (a)  Supporting Documents . . . . . . . . . . . . . . . . .5
     (b)          Certificates of Good Standing and Secretary's
                  Certificates
     (c)  Fees and Expenses. . . . . . . . . . . . . . . . . . .6
     (d)  Other Documents. . . . . . . . . . . . . . . . . . . .6

8.   Events of Default; Collateral Realization . . . . . . . . .6

9.   Miscellaneous . . . . . . . . . . . . . . . . . . . . . . .7
     (a)  Amendment. . . . . . . . . . . . . . . . . . . . . . .7
     (b)  Law; Jurisdiction; Venue . . . . . . . . . . . . . . .7
     (c)  Delay. . . . . . . . . . . . . . . . . . . . . . . . .7
     (d)  Time Is of the Essence . . . . . . . . . . . . . . . .7
     (e)  Notification . . . . . . . . . . . . . . . . . . . . .7
     (f)  Release of Collateral. . . . . . . . . . . . . . . . .7
     (g)  Assignment . . . . . . . . . . . . . . . . . . . . . .7

                          LOAN AGREEMENT


     THIS LOAN AGREEMENT ("Loan Agreement") is made as of December 31, 1997 between GOLF TRAINING SYSTEMS, INC., a Delaware corporation ("Borrower"), and JOHN H. LAERI, JR. and his assigns ("Lender").

                         R E C I T A L S:

     WHEREAS, Borrower desires to borrow the principal sum of One Million Dollars($1,000,000) from Lender, and Lender desires to lend Borrower said principal sum, on a senior secured basis and otherwise on the terms and conditions set forth hereinafter; and

         WHEREAS, the financing contemplated by this Loan Agreement is anticipated to be refinanced by a Five Hundred Thousand Dollar ($500,000) senior secured five (5) year loan to Borrower from Lender that is convertible into shares of Borrower's Series D Convertible Preferred Stock, by the issuance by Borrower to Lender of Fifty Thousand (50,000) shares of Borrower's Series C Convertible Preferred Stock for Ten Dollars ($10.00) per share and by the Borrower's issuance of a Five Year Warrant to Lender giving the holder thereof the right to purchase Four Million (4,000,000) shares of Borrower's common stock for One Million Dollars ($1,000,000) ("Anticipated Permanent Financing");

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter contained, the parties hereto do hereby agree as follows:

     1. Initial Loan Closing. Simultaneously with the execution and delivery of this Loan Agreement, Borrower shall borrow the principal sum of Seven Hundred Fifty Thousand Dollars ($750,000) from Lender (the "Initial Draw"), and Lender shall lend the Initial Draw amount to Borrower. The Initial Draw loan shall be evidenced by the ten percent (10%) Senior Note in the maximum principal amount of One Million Dollars ($1,000,000) in the form attached hereto and incorporated herein as Exhibit A (the "Senior Note"), which Senior Note shall be duly executed and delivered by Borrower simultaneously with the execution and delivery of this Loan Agreement. Conditions precedent to Lender's obligation to make the loan in the amount of the Initial Draw shall include: (a) the employment agreements of Wayne C. McDonald ("McDonald") and George P. Lee III ("Lee") (the "Management Agreements") shall have expired, the previously authorized but unsigned successor agreements to the Management Agreements with McDonald and Lee have been rescinded (the "Successor Unsigned Agreements") and Borrower shall not have any further obligation under the Management Agreements or the Successor Unsigned Agreements; (b) that the holders of Borrower's Class B Convertible Preferred Stock shall have unanimously consented to the exchange of their shares of Class B Convertible Preferred Stock for shares of newly issued Class B-1

Convertible Preferred Stock; (c) that the Warrant exercisable through 5:00 p.m., E.D.S.T. on June 30, 1998 in the form attached hereto and incorporated herein as Exhibit B (the "Warrant") shall have been executed and delivered by Borrower; and (d) the Board of Directors of the Borrower shall have approved the transaction contemplated by the Anticipated Permanent Financing pursuant to which Lender shall become an "interested stockholder" of the Borrower, thereby making Section 203 of the Delaware General Corporation Law inapplicable to subsequent business combinations involving Lender (or any affiliates of Lender) and the Borrower.

     2. Subsequent Loan Closing; Maturity of Term Loan. On March 1, 1998, Borrower shall, if no Event of Default has occurred and if Shareholder Approval shall have been obtained, have the right to borrow the principal sum of Two Hundred Fifty Thousand Dollars ($250,000) from Lender (the "Subsequent Draw"), and Lender shall, if no Event of Default has occurred and if Shareholder Approval shall have been obtained, have the obligation to lend the Subsequent Draw amount to Borrower; provided, however, that Lender shall not unreasonably withhold or delay funding notwithstanding the failure to have obtained Shareholder Approval. The Initial Draw and the Subsequent Draw are collectively referred to as the "Term Loan." The Subsequent Draw loan shall also be evidenced by the Senior Note. For purposes of this Loan Agreement, "ShareholderApproval" shall mean the approval by holders of the Borrower's common stock, at a meeting to be held as soon as practicable after the execution and delivery of this Loan Agreement, of an increase in the number of authorized shares of common stock of the Borrower to accommodate the issuances of Borrower securities contemplated by the Anticipated Permanent Financing. Borrower hereby covenants diligently and in good faith to seek to obtain, by appropriate proceedings, such Shareholder Approval. The Term Loan shall mature, and all principal and accrued but unpaid interest under the Senior Note shall be due and payable, on the earlier of the following dates: (i) June 30, 1998; or (ii) the date on which Borrower accepts, or enters into documentation with respect to, a Competing Transaction (as defined in the Investment Agreement of even date herewith between Borrower and Lender (the "Investment Agreement")) ("Competing Transaction Early Maturity"). Upon the occurrence of a Competing Transaction Early Maturity event or if Borrower breaches its covenant diligently and in good faith to obtain by appropriate proceedings Shareholders Approval, Borrower shall pay Lender, as a premium for early termination and not as a penalty and in addition to all outstanding principal and all accrued but unpaid interest under the Senior Note, an amount equal to twenty percent (20%) of the then outstanding principal balance of the Senior Note. If, notwithstanding Borrower's diligent and good faith efforts to obtain, by appropriate proceedings, Shareholder Approval, Shareholder Approval is not obtained by Borrower prior to June 30, 1998, Borrower shall pay Lender, not as a penalty but as additional consideration for the Term Loan and in addition to all outstanding principal and all accrued but unpaid interest under the Senior

Note, an amount equal to ten percent (10%) of the then outstanding principal balance of the Senior Note.

     3. Representations and Warranties. To induce Lender to agree to make the Term Loan described in Sections 1 and 2, Borrower represents and warrants:

          (a) Corporate Items. Borrower is duly organized, validly existing and in good standing under the laws of Delaware, is qualified to do business in Georgia and in all other states where it is required to do so, except where the failure to so qualify would not have a material adverse effect on Borrower, and has all necessary authority to carry on its business as it is now being conducted.

          (b) Authorization. The execution, delivery and performance by Borrower of this Loan Agreement, the Senior Note, the Warrant and the other documents and instruments executed in connection with this Loan Agreement and the Term Loan (this Loan Agreement and such other documents and instruments, as amended, restated, supplemented and/or renewed from time to time, are known collectively as the "Loan Documents") have been duly authorized, will not violate any law, corporate documents of Borrower or agreement binding on Borrower and are the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms.

          (c) Actions. Except as set forth on Schedule 3(c), there are no actions pending, threatened against or affecting Borrower which could materially impair Borrower's financial condition or its ability to conduct its businesses.

          (d) Liens. None of the assets of Borrower are subject to any lien or encumbrance.

          (e) Sufficient Capital. At all times prior to, during and after any disbursement of the Term Loan, Borrower will have capital sufficient to carry on its businesses and transactions as now conducted and all businesses and transactions in which it is about to engage and will be solvent and able to pay all its debts as they mature, and Borrower will own tangible or intangible property having a value, both at fair valuation and at present fair saleable value, greater than the amount required to pay all its debts; provided, however, that Lender acknowledges that the financing contemplated by this Loan Agreement is anticipated to be refinanced by the Anticipated Permanent Financing.

          (f) Environmental Matters. To the best knowledge of Borrower, after due inquiry, Borrower's operations and the properties which it owns, leases and operates are in compliance with all laws and orders relating to any hazardous or dangerous waste or substance, any pollutants, or any waste disposal. No proceeding is pending or, to the best knowledge of Borrower, after due inquiry, threatened against or affecting Borrower with respect to any such environmental matters.

          (g) Compliance. Borrower is in compliance with all laws, rules, regulations and orders applicable to it. Except as set forth on Schedule 3(g), no default (or event which, with notice or passage of time, would constitute a default) exists under any obligation of Borrower for borrowed money or under which any property of Borrower is encumbered, or under any contract or agreement to which Borrower is a party. No "reportable event" or "prohibited transaction" as defined by the Employment Retirement Income Security Act of 1974 ("ERISA") has occurred or is continuing as to any plan of Borrower.

          (h) Liabilities. Except as set forth on Schedule 3(h), all taxes and other liabilities which are due from Borrower have been paid in full and in a timely manner.

     4. Affirmative Covenants. From this date until the Senior Note is repaid and the Loan Documents are terminated:

          (a) Statements. Borrower will furnish to Lender with such financial information as Lender may reasonably request from time to time.

          (b) Access; Additional Reports. During reasonable business hours, or at any time, if an Event of Default has occurred, Lender shall have the continuing right to review, examine, audit and make extracts from all of Borrower's records and assets.

          (c) Notices. Borrower will promptly notify Lender of any: (i) breach of this Loan Agreement, any Loan Document, or any agreement under which Borrower has any liability; (ii) environmental or labor dispute involving or affecting Borrower; (iii) claim commenced in which Borrower is named as a defendant which could result in a judgment against Borrower in an amount in excess of Five Thousand and 00/100 Dollars ($5,000.00); (iv) reportable event under ERISA involving Borrower or any plans established or maintained by Borrower; and (v) material adverse change in the business, prospects or financial position of Borrower which affects the ability of Borrower to repay the Term Loan.

          (d) Environmental. To the extent that Borrower has control of such properties for such matters, Borrower's operations and the properties which it owns, leases and operates shall be in compliance with all laws and orders relating to any hazardous or dangerous waste or substance, any pollutants, or any waste disposal. No proceeding shall be pending or threatened against or affecting Borrower with respect to any such environmental matters. Borrower will promptly notify the Lender upon learning of any noncompliance or pending or threatened proceeding relating to any of the matters referred to herein.

     5. Negative Covenants. From this date until the Senior Note is repaid and the Loan Documents are terminated, Borrower shall not:

          (a) Discontinue its business, sell a material part of its assets or liquidate, sell, transfer, assign or otherwise dispose of any of its assets provided, however, that it may sell in the ordinary course of business and for a full consideration in money or money's worth, any product, merchandise or service produced, marketed or furnished by it.

          (b) Sell, assign, pledge or grant a security interest in any of its assets to any person other than Lender, or permit any lien, encumbrance or security interest to attach to any of itsassets except in favor of Lender.

          (c) Endorse, guarantee or become surety for the obligations of any person, firm or corporation, except that Borrower may endorse checks and negotiable instruments for collection or deposit in the ordinary course of business.

          (d) Make any loans or repay any existing loans made to it by its officers, directors or stockholders other than the Term Loan, or make any loans or other advances of credit to, or an equity investment in, any person or entity; provided, however, that Borrower may permit advances of as much as two
(2) weeks salary to employees so long as the aggregate amount of such advances outstanding at any time does not exceed $5,000.

          (e) Change its name or consolidate or merge with any other corporation oracquire or purchase any equity interest in any other entity, including shares of stock of other corporations, or acquire or purchase any assets or obligations of any other entity without the prior written consent of Lender.

          (f)  Amend  or  restate  or  otherwise   modify  its   Certificate  of
Incorporation or Bylaws without the prior written consent of Lender.

          (g) Other than "at will" employment agreements entered into in the ordinary course of business, enter into any personal service, consulting or other agreement with Lee, McDonald or other executive-level personnel.

     6. Collateral. All now existing and hereafter arising obligations of Borrower to Lender (including, without limitation, the Term Note) are secured by a first lien and security interest in all of the assets of Borrower pursuant to the Security Agreement (collectively the "Collateral"). Borrower agrees to execute or cause to be executed and delivered to Lender all additional documentation requested by Lender to evidence or assure the protection and perfection of the Collateral and the enforceability against Borrower of Borro wer's pledge of the Collateral toLender. The provisions of the various documents providing or relating to the Collateral and of the Loan Documents supplement and are in addition to those of this Loan Agreement and any inconsistent provisions shall be interpreted in all respects in favor of Lender.

     7. Conditions to the Loans. As conditions to Lender's making the Initial Draw loan, at Lender's election, the following shall be satisfied:

          (a) Supporting Documents. Borrower shall have delivered to Lender the following documents duly and validly executed by the parties thereto: (i) the Term Note; (ii) the Security Agreement in the form attached hereto and incorporated herein as Exhibit C (the "Security Agreement") and related financing statements in form and substance satisfactory to Lender; (iii) the Warrant; and (iv) such other documents reasonably requested by Lender.

          (b) Certificates of Good Standing and Secretary's Certificate. Borrower shall have delivered to Lender, resolutions of the Board of Directors of Borrower authorizing the borrowings and grants of security contemplated hereunder and the execution and delivery by Borrower of this Loan Agreement and the other Loan Documents, all certified by the Secretary of Borrower or another officer acceptable to Lender, with current and complete copies of the Certificate of Incorporation and By Laws of Borrower.

          (c) Fees and Expenses. Borrower shall have paid to Lender all fees associated with the negotiation and preparation of the Loan Documents, including legal fees not in excess of Twelve Thousand Five Hundred Dollars ($12,500).

          (d) Other Documents. Borrower shall have delivered to Lender such other documents and instruments as Lender may reasonably request.

     8. Events of Default; Collateral Realization. The occurrence of any of the following events shall be an "Event of Default" hereunder and under the Loan
Documents:

          (a)  Borrower does not pay or repay to Lender the Term
Loan when due or declared due and payable;

          (b) Borrower violates any other agreement contained herein, in any of the other Loan Documents, or in any other agreement or instrument running to the benefit of Lender to which Borrower is or becomes a party and such violation continues for fifteen (15) days after notice from Lender of such violations;

          (c) Any representation or warranty made by Borrower herein or in any of the other Loan Documents, any writings furnished to Lender in connection with the Loan Agreement or in any other agreement or instrument is false when made, or if Borrower breaches the terms of any covenant contained herein, in any of the other Loan Documents, or in any agreement or instrument running to the benefit of the Lender to which Borrower is or becomes a party and such breach continues for fifteen (15) days after notice from Lender;

          (d) Borrower makes an assignment for the benefit of creditors generally; or

          (e) Borrower applies for the appointment of a trustee or receiver for all or part of its assets or commence any proceedings under any bankruptcy, reorganization, arrangement, insolvency, dissolution or other liquidation law of any jurisdiction; or any such application is filed, or any such proceedings are commenced, against Borrower and Borrower indicates its approval, consent or acquiescence thereto; or an order is entered appointing such trustee or receiver, or adjudicating Borrower bankrupt or insolvent, or approving the petition in any such proceedings, and such order remains in effect for thirty
(30) days.

          The above recitation of Events of Default supplement and are in addition to any defaults specified in any of the other Loan Documents.

          If any Event of Default occurs, Lender may, accelerate the Obligations and any other obligations of Borrower to Lender and thereupon all such obligations shall be immediately due and payable, and Lender shall have all rights provided herein or in any of the other Loan Documents or otherwise provided by law to realize on the Collateral. After maturity, whether by acceleration or otherwise, the Loans will bear interest (computed and adjusted in the same manner, and with the same effect, as interest on the Loans prior to maturity) payable on demand at a rate or rates otherwise borne by the Loans plus 4% per annum, in all cases until paid and whether before or after the entry of any judgment thereon.

     9.   Miscellaneous.

          (a) Amendment. This Loan Agreement may not be amended except in a written agreement signed by an authorized officer of Borrower and Lender. Any variance from the terms of this Loan Agreement and the other Loan Documents is permitted only with the prior written consent of an authorized officer of Lender.

          (b) Law; Jurisdiction; Venue. This Loan Agreement is deemed to be made in Georgia, and all the rights and obligations of Borrower and Lender hereunder shall in all respects be governed by and construed in accordance with the laws of the State of Georgia, including all matters of construction, validity and performance. Without limitation on the ability of Lender to exercise all its rights to initiate and prosecute in any applicable jurisdiction matters related to loan repayment, the obligations hereunder, the Collateral and other security for the obligations, Borrower and Lender agree that any action or proceeding commenced by or on behalf of the parties arising out of or relating to the obligations and/or the loan documents, the Collateral and/or any other security for the obligations, shall, at Lender's option, be commenced and maintained  in the  district  court of the  United  States for the  District  of
Connecticut   or  any  other  court  of  applicable   jurisdiction   located  in
Connecticut.

          (c) Delay. No delay, omission or forbearance on the part of Lender in the exercise of any power or right shall operate as a waiver, nor shall any single or partial delay, omission or forbearance limit the exercise of any other power or right. The rights and remedies of Lender herein provided are cumulative, shall be interpreted in all respects in favor of Lender, and are not exclusive of any other rights or remedies provided by law.

          (d) Time Is of the Essence. Time is of the essence in the performance of this Loan Agreement and the Loan Documents.

          (e) Notification. Borrower agrees to immediately notify the Lender of any violation or breach of any representation, warranty, covenant or condition set forth herein or in any of the Loan Documents.

          (f) Release of Collateral. Borrower acknowledges that Lender reserves the right not to release the Collateral until the date that is ninety one (91) days from the date the Senior Note is repaid. Notwithstanding the foregoing, Lender agrees to subordinate the reserved lien to the lien of any source of the funds to repay the Senior Note on terms and conditions reasonably acceptable to Lender and its counsel.

          (g) Assignment. Lender may assign this Loan Agreement, the Senior Note, the Security Agreement, the Warrant and its rights hereunder only to any partnership, firm, corporation, limited liability company or other entity controlled by John H. Laeri, Jr.

             (remainder of page intentionally blank)

     IN WITNESS WHEREOF, the parties have executed this Loan Agreement on the date first set forth above.


                              GOLF TRAINING SYSTEMS, INC.


                              By:  S/ Daniel A. Gordon
                              --------------------------------

                              Name:  Daniel A. Gordon

                              Title:  Chief Executive Officer



                              S/ John H. Laeri, Jr.
                              --------------------------------
                              JOHN H. LAERI, JR.

                                   Exhibit A.4

              Patent Collateral Assignment dated December 31, 1997



                          PATENT COLLATERAL ASSIGNMENT

     This Agreement is made as of the 31 day of December, 1997 between GOLF TRAINING SYSTEMS, INC., a corporation having a mailing address at 3400 Corporate Way, Suite G, Duluth, Georgia 30136 ("Assignor") and JOHN H. LAERI, JR., a natural person having a mailing address at 9 Burr Road, Westport, Connecticut 06880-4220, and his assigns ("Lender").

         BACKGROUND. Assignor has executed and delivered its Senior Note (the "Note") to the Lender in the maximum amount of $1,000,000 of even date herewith, pursuant to a certain Loan Agreement of even date herewith between Assignor and the Lender (as amended from time to time, the "Loan Agreement"). Assignor has agreed to assign to Lender certain patent rights.

         NOW, THEREFORE, in consideration of the premises, Assignor hereby agrees with Lender as follows:

         1. To secure the complete and timely satisfaction of all Obligations (as defined in the Security Agreement of even date herewith between Assignor and the Lender (the "Security Agreement")), Assignor hereby grants, assigns and conveys to Lender the entire right, title and interest in and to the patent applications and patents listed in Schedule A hereto, including without limitation all proceeds thereof (such as, by way of example, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof (collectively called the "Patents").

         2. Assignor covenants, warrants and represents to Lender that:

                  (a) The Patents are subsisting and have not been adjudged invalid or unenforceable, in whole or in part and no proceedings to invalidate the Patents are pending or have been threatened;

                  (b) To the best of Assignor's knowledge, each of the Patents is valid and enforceable;

                  (c) Assignor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Patents, free and clear of any liens, charges and encumbrances, including without limitation licenses, shop rights and covenants by Assignor not to sue third persons; and

                  (d) Assignor has the unqualified right to enter into this Agreement and perform its terms and has entered and will enter into written agreements with each of its present and future employees, agents and consultants which will enable it to comply with the covenants herein contained.

         Except has specifically set forth above, Assignor does not warrant that the Patents might not be declared invalid if challenged in court.

         3. Assignor agrees that, until all of the Obligations shall have been satisfied in full, it will not enter into any agreement (including, without limitation, any license or sublicense agreement) which is inconsistent with Assignor's obligations under this Agreements, without Lender's prior written consent.

         4. If, before the Obligations shall have been satisfied in full, Assignor shall obtain rights to any new patentable inventions, or become entitled to the benefit of any patent application or patent for any reissue, division, continuation, renewal, extension, or continuation-in-part of any Patent or any improvement on any Patent, the provisions of Paragraph 1 shall automatically apply thereto and Assignor shall give to Lender prompt notice thereof in writing hereof.

         5. Assignor authorizes Lender to modify this Agreement by amending Schedule A to include any future patents and patent applications which are Patents under Paragraph 1 or Paragraph 4 hereof.

         6. Unless and until there shall have occurred and be continuing an Event of Default (as defined in the Security Agreement), Lender hereby grants to Assignor the exclusive, non-transferable right and license to make, have made, use and sell the inventions disclosed and claimed in the Patents for Assignor's own benefit and account and for none other. Assignor agrees not to sell or assign its interest in, or grant any sublicense under, the license granted to Assignor in this Paragraph 6, without the prior written consent of Lender.

         7. If any Event of Default shall have occurred and be continuing, Assignor's license under the Patents as set forth in Paragraph 6, shall terminate forthwith, and the Lender shall have, in addition to all other rights and remedies given it by this Agreement, those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Patents may be located and, without limiting the generality of the foregoing, the Lender may immediately, without demand of performance and without other notice (except as set forth next below) or demand whatsoever to Assignor, all of which are hereby expressly waived, and without advertisement, sell at public or private sale or otherwise realize upon, in Atlanta, Georgia or elsewhere, the whole or from time to time any part of the Patents, or any interest which the Assignor may have therein, and after deducting from the proceeds the sale or other disposition of the Patents all expenses (including all reasonable expenses for brokers' fees and legal services), shall apply the residue of such proceeds toward the payment of the Obligations. Any remainder of the proceeds after payment in full of the Obligations shall be paid over to the Assignor. Notice of any sale or other disposition of the Patents shall be given to Assignor at least five (5) days before the time of any intended public or private sale or other disposition of the Patents is to be made, which Assignor hereby agrees shall be reasonable notice of such sale or other disposition. At any such sale or other disposition, any holder of any Note or Lender may, to the extent permissible under applicable law, purchase the whole or any part of the Patents sold, free from any right of redemption on the part of Assignor, which right is hereby waived and released.

         8. At such time as Assignor shall completely satisfy all of the Obligations, Lender shall execute and deliver to Assignor all deeds, assignments and other instruments as may be necessary or proper to re-vest in Assignor full title to the Patents, subject to any disposition thereof which may have been made by Lender pursuant hereto, and release this Collateral Assignment in accordance with the Loan Agreement.

         9. Any and all fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and legal expenses, incurred by Lender in connection with the preparation of this Agreement and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise protecting, maintaining, preserving the Patents, or in defending or prosecuting any actions or proceedings arising out of or related to the Patents, shall be borne and paid by Assignor on demand by Lender and until so paid shall be added to the principal amount of the Obligations and shall bear interest at the rate prescribed in the Security Agreement.

         10. Assignor shall have the duty, through counsel acceptable to Lender, to prosecute diligently any patent application of the Patents pending as of the date of this Agreement or thereafter until the Obligations shall have been paid in full, to make application on unpatented but patentable inventions and to preserve and maintain all rights in patent applications and patents of the Patents. Any expenses incurred in connection with such an application shall be borne by Assignor. The Assignor shall not abandon any right to file a patent application, or any pending patent application or patent without the consent of the Lender, which consent shall not be unreasonably withheld.

         11. Lender shall have the right but in no way be obligated to bring suit in its own name to enforce the Patents and any license thereunder, in which event Assignor shall at the request of Lender do any and all lawful acts and execute any and all proper documents required by Lender in aid of such enforcement and Assignor shall promptly, upon demand, reimburse and indemnify Agent for all costs and expenses incurred by Lender in the exercise of its rights under this Paragraph 11.

         12. No course of dealing between Assignor and Lender, nor any failure to exercise, nor any delay in exercising, on the part of Lender, any rights, power or privilege hereunder or under the Security Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any rights, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         13. All of Lender's rights and remedies with respect to the Patents, whether established hereby or by the Security Agreement, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently.

         14. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in party in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

         15. This Agreement is subject to modification only by a writing signed by the parties, except as provided in Paragraph 5. This Agreement may be executed in counterparts. Any telecopy or facsimile copy of this Agreement signed by Assignor shall be for all purposes equivalent to an original "wet ink copy" of this Agreement signed by Assignor.

         16. The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

         17. The validity and interpretation of this Agreement and the rights and obligations of the parties shall be governed by the laws of the Commonwealth or State of Georgia and the patent laws of the United States of America.

         WITNESS the execution hereof under seal as of the day and year first above written.

                                  Borrower:

                                  GOLF TRAINING SYSTEMS, INC.

                                  By: /s/ Daniel A. Gordon
                                  -------------------------
                                  Title : Chief Executive Officer

                                          [Corporate Seal]


                                  Lender:

                                  /s/ John H. Laeri, Jr.
                                  -------------------------
                                  John H. Laeri, Jr.

Schedule A to a Patent Collateral Assignment dated December 31, 1997, between Golf Training Systems, Inc. and John H. Laeri, Jr.

       ------------------------------------------------------------------

U.S. Patent 5,050,874
Title:  Swing Training and Exercising Apparatus
Inventor:  Robert E. Fitch
Assignee:  Golf Training Systems, Inc.
U.S. Serial No. 07/527,314, filed 05/23/90

U.S. Patent 5,284,464
Title:  Swing Training and Exercising Apparatus
Inventor:  George P. Lee III & David B. Leadbetter
Assignee:  Golf Training Systems, Inc.
U.S. Serial No. 07/906,475, filed 06/30/92

U.S. Design Patent No. D 378,767
Title:  Golf Glove
Inventor:  David B. Leadbetter
Assignee:  Golf Training Systems, Inc.

Title:  Putting Stroke Training Device
Inventor:  David B. Leadbetter & George P. Lee III
Assignee:  Golf Training Systems, Inc.

                   CERTIFICATE OF ACKNOWLEDGEMENT

COMMONWEALTH OR STATE OF  :
Georgia                   :
COUNTY OF Fulton          :

     Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 5th day of January, 1998, personally appeared Daniel A. Gordon to me know personally, and who, being by me duly sworn, deposes and says that he is the Chief Executive Officer of Golf Training Systems, Inc., and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said Daniel A. Gordon acknowledged said intrument to be the free act and deed of said corporation.

                                   /s/ Samuel F. Boyte
                                   ---------------------------
                                   Notary Public

                                   My commission espires:
                                   Notary Public, Fulton County, Georgia
                                   My Commission expires January 15, 2000

                   CERTIFICATE OF ACKNOWLEDGEMENT

COMMONWEALTH OR STATE OF  :
________________________  :
COUNTY OF ______________  :

          Before me, the undersigned, a Notary Public in and for the county aforesaid, on this ___ day of _______, 199_, personally appeared John H. Laeri, Jr. to me know personally, and who, being by me duly sworn, deposes and says that said instrument was signed and sealed by him and he acknowledged said intrument to be the free act and deed.

                                    ______________________________________
                                    Notary Public


                                    My Commission expires:

                                   Exhibit B.
             Certificate of Designations of Series C Preferred Stock



                           GOLF TRAINING SYSTEMS, INC.

             CERTIFICATE OF DESIGNATIONS OF SERIES C PREFERRED STOCK

         Golf   Training   Systems,    Inc.,   a   Delaware   corporation   (the
"Corporation"), does hereby certify that the Board of Directors of the Corporation, pursuant to authority expressly vested in the Board of Directors by its Certificate of Incorporation and in accordance with the General Corporation Law of Delaware, has adopted the following resolution creating a Series C issue of Preferred Stock:

         RESOLVED, that Seventy Thousand (70,000) of the 3,000,000 authorized shares of preferred stock of the Corporation shall be designated Series C Preferred Stock, $.01 par value per share, and shall possess the rights, preferences and other terms as set forth below:

         1. Designation and Initial Number. The class of shares of Preferred Stock hereby authorized shall be designated the "Series C Preferred Stock". As used hereinafter, the term "Preferred Stock" without designation shall refer to shares of Series C Preferred Stock. The initial number of such authorized shares of the Preferred Stock shall be Fifty Thousand (50,000) shares at a purchase price of $10.00 per share.

         2. Dividends. The holders of the Series C Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, out of funds at the time legally available for payment of dividends by the Corporation, a dividend at a rate equal to One and 20/100 Dollars ($1.20) per share per annum (computed on the basis of a 360-day year, 30-day month) on a cumulative basis from the date of issuance of such shares, which shall be payable quarterly on January 31, April 30, July 31, and October 31, in each year commencing on the first such quarterly date after issuance, before any dividends shall be set apart or paid on any other class or series of capital stock for such period other than the Corporation's Series D Preferred Stock and six shares of the Corporation's Series B Preferred Stock. The Series C Preferred Stock is subordinate to the Corporation's Series D Preferred Stock and on a parity with the Corporation's Series B-1 Convertible Preferred Stock in payment of dividends. Dividends for each calendar quarter commencing prior to January 1, 2000 shall not be paid in cash but shall instead be paid by the issuance of additional shares of Series C Preferred Stock, valued for the payment of such dividends at a dividend value of $10.00 per share. If any dividend on the Preferred Stock shall for any reason not be paid at the time such dividend shall become due, then such dividend in arrears shall be paid as soon as payment of same shall be permissible under the provisions of the General Corporation Law of Delaware. Until any dividend in arrears is paid, dividends shall continue to accrue on each share at a rate equal to One and 50/100 Dollars ($1.50) per share per annum on all dividends in arrears commencing 10 days after the dividend payment date until such dividend payments in full are made.

         For purposes of this Section 2, the date on which the Corporation shall initially issue the shares of Series C Preferred Stock shall be deemed to be the "date of issuance" of such shares regardless of how many times transfer of such shares shall be made on stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such shares (whether by reason of transfers of such shares or for any other reason).

         3. Redemption and Put Option. Each holder, at its option, may require the Corporation to redeem on a cumulative basis up to one-third of the Series C Preferred Stock held by such holder on the fifth anniversary, up to two-thirds of the Series C Preferred Stock held by such holder (less any shares redeemed on the fifth anniversary) on the sixth anniversary, and up to all of the remaining Series C Preferred Stock held by such holder on the seventh anniversary of the date of issuance of the outstanding Preferred Stock so redeemed upon at least 60 days' prior written notice to the Corporation by each holder of record of the Preferred Stock to be redeemed, by the Corporation paying a redemption price of $10.00 per share of Preferred Stock, plus all accrued and unpaid dividends thereon, at the date fixed for redemption, in cash, for each share of outstanding Preferred Stock so redeemed. Prior to the date fixed for redemption, each holder may elect to exercise its conversion rights under Section 5 hereof.

         4. Liquidation or Dissolution. The Series C Preferred Stock is subordinate in liquidation preference to the Corporation's "Senior Securities" (which Senior Securities are limited to the Corporation's Series A Preferred Stock and Series D Preferred Stock) and on a parity in liquidation preference with the Corporation's Series B-1 Convertible Preferred Stock (the "Parity Securities"). In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the affairs of the Corporation, the holders of the issued and outstanding Series C Preferred Stock shall be entitled to receive for each share of Preferred Stock, before any distribution of the assets of the Corporation shall be made to the holders of any other class or series of capital stock other than the Corporation's Senior Securities, a dollar amount equal to $10.00 per share of Series C Preferred Stock, plus all declared and unpaid dividends thereon to the date fixed for distribution, without interest. If, upon such liquidation, dissolution, or winding-up, the assets of the

Corporation that are distributable, as aforesaid, among the holders of the Series C Preferred Stock (after distribution to holders of the Corporation's Senior Securities) shall be insufficient to permit the payment to them of said amount, the entire assets (after distribution to holders of the Corporation's Senior Securities) shall be distributed ratably among the holders of the Series C Preferred Stock and the Parity Securities in proportion with the liquidation preferences due to each. A consolidation or merger of the Corporation, a share exchange, a sale, lease, exchange or transfer of all or substantially all of its assets as an entirety, or any purchase or redemption of stock of the Corporation of any class, shall not be regarded as a "liquidation, dissolution, or winding-up of the affairs of the Corporation" within the meaning of this Section 4.

         5. Voluntary Conversion. The holders of Series C Preferred Stock shall have the conversion rights as follows:

                  (A) Each holder of Series C Preferred Stock may at any time or from time to time convert such Preferred Stock into the Common Stock of the Corporation, on presentation and surrender to the Corporation of the certificate(s) of the Preferred Stock to be so converted.

                  (B) Each holder of Series C Preferred Stock shall have the right to convert such Preferred Stock into Common Stock of the Corporation on and subject to the following terms and conditions:

                           (i)   Each share of Series C Preferred Stock shall be
convertible into that number of shares of Common Stock equal to $10.00 divided by $.30 per share of Common Stock (the "Conversion Price"), as may be adjusted as hereinafter provided.

                           (ii)     In order to voluntarily convert Series C
Preferred Stock into Common Stock, the holder thereof shall on any business day surrender at the office of the Corporation, the certificate(s) or certificates representing such shares, duly endorsed to the Corporation or in blank, and give written notice to the Corporation at said office of the number of said shares which such holder elects to convert pursuant to the form attached hereto as Exhibit A. Series C Preferred Stock shall be deemed to have been converted immediately prior to the close of business on the day of such surrender for conversion, and the person(s) entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder(s) of such Common Stock at such time. As promptly as practicable on or after the date of any conversion, the Corporation shall issue and deliver the certificate(s) representing the number of shares of Common Stock issuable upon such conversion (together with cash in lieu of any fraction of a share, as provided in subparagraph (H) hereinbelow), to the person(s) entitled thereto. In the case of the conversion of only a part of the shares of any holder of Series C Preferred

Stock, the Corporation shall also issue and deliver to such holder a new certificate of Series C Preferred Stock representing the number of shares of such Series C Preferred Stock not converted by such holder.

                  (C) The Conversion Price as hereinabove provided shall be subject to adjustments as follows:

                           (i)      In case the Corporation shall (a) pay a
dividend on its Common Stock in shares of its Common Stock, (b) subdivide its outstanding shares of Common Stock into a greater number of shares, (c) combine its outstanding shares of Common Stock into a lesser number of shares, or (d) issue by reclassification of its shares of Common Stock any shares of its capital stock, the number of shares of Common Stock into which the Series C Preferred Stock is convertible, in effect immediately prior thereto, shall be adjusted so that the holder of a share of Series C Preferred Stock surrendered for conversion after the record date fixing shareholders to be affected by such event shall be entitled to receive, upon conversion, the number of shares of Common Stock which such holder would have owned or have been entitled to receive after the happening of such event had such share of Series C Preferred Stock been converted immediately prior to the record date in the case of such dividend or the effective date in the case of any such subdivision, combination or reclassification. An adjustment made pursuant to this subparagraph (C)(i) shall be made whenever any such events shall happen, but shall become effective retroactively after such record date or such effective date, as the case may be, as to shares of Series C Preferred Stock converted between such record date or effective date and the date of happening of any such event.

                           (ii)  In case the Corporation shall, prior to October
30, 2000, (a) issue rights or warrants to all holders of the Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Conversion Price as in effect from time to time, or (b) issue or sell any shares of Common Stock (or be deemed to have issued any shares of Common Stock as provided herein), without consideration or for consideration per share less than the Conversion Price, then in each case the Conversion Price in effect immediately prior to such issuance automatically and forthwith shall be adjusted or readjusted (to the nearest cent) as follows:

                                    (a)     The Conversion Price shall be
automatically lowered to the price per share which is less than the Conversion Price (the "Adjusted Conversion Price") for that number of shares of Common Stock into which the Series C Preferred Stock is convertible which shall be calculated by multiplying (i) the number of shares of Common Stock into which the Preferred Stock is convertible prior to the foregoing adjustment to the Conversion Price by (ii) a fraction whose numerator is the lesser of (aa) the below described denominator or (bb) the total number of shares of Common Stock sold or deemed to be sold in a subsequent transaction and whose denominator is the number of shares of Common Stock into which the Series C Preferred Stock was originally convertible. The balance of the shares of Common Stock into which the Series C Preferred Stock is convertible shall continue subject to the Conversion Price in effect prior to the foregoing adjustment to the Conversion Price.

                                   (b)In the event there is any subsequent event
under this subparagraph (C)(ii) which triggers an adjustment to the Conversion Price as provided herein, the adjustment to the Conversion Price shall first affect those shares of Common Stock of the Corporation to which the Preferred Stock is convertible which have not been subject to adjustment hereunder and any adjustment(s) thereafter shall first affect those shares of Common Stock with the highest Adjusted Conversion Price.

                           (iii)        For the purpose of any adjustment of the
number of shares of Common Stock purchasable on the conversion of the Series C Preferred Stock pursuant to this Section 5, the following provisions shall be applicable:

                                    (a)    In the case of the issuance of Common
Stock for cash, the consideration received upon such issuance shall be deemed to be the gross amount of cash paid therefor.

                                    (b)    In the case of the issuance of Common
Stock for a consideration in whole or in part other than cash, the consideration received upon such issuance other than cash shall be deemed to be the fair market value thereof.

                                    (c)    In the case of the issuance of Common
Stock without consideration, the consideration received upon such issuance shall be deemed to be $0.01 per share.

                 (d) In the case of the issuance of (I) options to purchase or rights to subscribe for Common Stock, (II) securities by their terms convertible into or exchangeable for Common Stock or (III) options to purchase or rights to subscribe for such convertible or exchangeable securities:

                                            (1) the aggregate  maximum number of
                                            shares of Common  Stock  deliverable
                                            upon the exercise of such options to
                                            purchase or rights to subscribe  for
                                            Common Stock shall be deemed to have
                                            been issued at the time such options
                                            or  rights  were  issued  and  for a
                                            consideration     equal    to    the
                                            consideration,  if any,  received by
                                            the Corporation upon the issuance of
                                            such  options  or  rights  plus  the
                                            minimum
                                         purchase price provided in such options
                                         or rights for the Common Stock covered
                                         thereby; and

                                            (2) the aggregate  maximum number of
                                            shares of Common  Stock  deliverable
                                            upon  conversion  of or in  exchange
                                            for   any   such    convertible   or
                                            exchangeable  securities or upon the
                                            exercise  of options to  purchase or
                                            rights   to   subscribe   for   such
                                            convertible     or      exchangeable
                                            securities and subsequent conversion
                                            or exchange  thereof shall be deemed
                                            to have been issued at the time such
                                            securities   were   issued  or  such
                                            options  or rights  were  issued and
                                            for a  consideration  equal  to  the
                                            consideration,  if any,  received by
                                            the   Corporation   for   any   such
                                            securities  and  related  options or
                                            rights  (excluding any cash received
                                            on account of  accrued  interest  or
                                            accrued    dividends),    plus   the
                                            additional consideration, if any, to
                                            be received by the Corporation  upon
                                            the  conversion  or exchange of such
                                            securities  or the  exercise  of any
                                            related options or rights.

                           (iv)     All adjustments under this subparagraph (C)
shall be made to the nearest cent.

                  (D) No adjustment of the Conversion Price shall be made in any of the following cases:

                           (i)      upon the grant or exercise of stock options
hereafter granted, or upon the issuance of shares upon exercise of rights to purchase shares under any employee, officer, or director stock option plans now or hereafter authorized, to the extent that the aggregate of the number of shares which may be purchased under such option plans is less than or equal to 15 percent of the number of shares of Common Stock outstanding on January 1 of the year of the grant;

                           (ii)     shares of Common Stock issued upon the
conversion  of this  Series  C  Preferred  Stock  or any  presently  outstanding
convertible   security  of  the  Corporation  or  the  Corporation's   Series  D
Convertible Preferred Stock;

                           (iii)       shares issued by way of dividend or other
distribution on Common Stock excluded from the calculation of the adjustment under this subparagraph (D) or on Common Stock resulting from any subdivision or combination of Common Stock so excluded; or

                           (iv)  shares issued pursuant to all stock options and
warrants outstanding on the date of filing of this instrument in the office of the Secretary of State in accordance with the provisions of the General Corporation Law of Delaware or warrants issued to the designee of John H. Laeri, Jr. for an aggregate of five million (5,000,000) shares of the Corporation's Common Stock.

                  (E) Whenever the Conversion Price is adjusted as herein provided, the Corporation shall prepare a certificate signed by the chief financial officer of the Corporation setting forth the Adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based. As promptly as practicable, the Corporation shall cause a copy of the certificate referred to in this subparagraph (E) to be mailed to each holder of record of issued and outstanding Preferred Stock at the address of such holder appearing on the Corporation's books.

                  (F) The Corporation shall pay all taxes that may be payable in respect of the issue or delivery of Common Stock on conversion of Preferred Stock pursuant hereto, but shall not pay any tax which may be payable in respect of any transfer involved in the issue and delivery of the Common Stock in a name other than that in which the Preferred Stock so converted was registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid.

                  (G) Upon conversion of any shares of Preferred Stock, the holders of the shares of Preferred Stock so converted shall not be entitled to receive any dividends declared with respect to such shares of Preferred Stock unless such dividends shall have been declared by the Board of Directors and the record date for such dividends shall have been on or before the date such shares shall have been converted. No payment or adjustment shall be made on account of dividends declared and payable to holders of Common Stock of record on a date prior to the date of conversion.

                  (H) No fractional shares or scrip representing fractional shares shall be issued upon the conversion of any shares of Series C Preferred Stock. If more than one share of Series C Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of such shares so surrendered. If the conversion of any share of Series C Preferred Stock results in a fraction, an amount equal to such fraction multiplied by the current market price of the Common Stock on the day of conversion shall be paid to such holder in cash by the Corporation.

                  (I) The Corporation shall at all times reserve and keep available, free from preemptive rights, out of its authorized

Common Stock, for the purpose of effecting the conversion of the issued and outstanding Series C Preferred Stock, the full number of shares of Common Stock then deliverable in the event and upon the conversion of all of the Preferred Stock then issued and outstanding. All shares of Common Stock which may be issued upon conversion of Preferred Stock shall be fully paid and nonassessable.

         6.       Mandatory Conversion.

                  (A) The Corporation may, at its option, require all (but not less than all) the shares of Preferred Stock then outstanding to be converted automatically into shares of Common Stock, at the Conversion Rate set forth in Paragraph 5 hereof, upon the occurrence of any of the following:

                           (i)     Upon conversion of at least 67 percent of the
shares of Series C Preferred Stock issued hereunder outstanding into shares of Common Stock; or

                           (ii)     The approval by the holders of Series C
Preferred Stock and the Corporation's Common Stock of the merger or consolidation of the Corporation with an entity over which the holders of the Corporation's Common Stock do not have, collectively, at least seventy-five percent (75%), directly or indirectly, the voting control that they had over the Corporation prior to such transaction.

                  (B) All holders of record of shares of Series C Preferred Stock will be given at least ten (10) days prior written notice of the date fixed and the place designated for such mandatory conversion of such shares of Preferred Stock pursuant to the provisions hereof. Such notice will be sent by first class or registered mail, postage prepaid, to each record holder of Series C Preferred Stock and such holder's address last shown on the Corporation's records. On or before the date fixed for conversion, each holder of shares of Series C Preferred Stock shall surrender his or its certificate or certificates for all such shares to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to the terms hereof. On the date fixed for such mandatory conversion, all rights with respect to the Preferred Stock so converted will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Series C Preferred stock has been converted. If so requested by the Corporation, certificates surrendered for such mandatory conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his or its attorney duly authorized in writing. As soon as practicable after the date of such mandatory conversion and the surrender of the certificate or certificates for Preferred Stock, the Corporation shall cause to be issued and delivered to such holder, or on his or its written order, a certificate or certificates for the number of full shares of Common Stock issuable on such mandatory conversion in accordance with the provisions hereof and cash as provided hereinabove with respect to any fraction of a share of Common Stock otherwise issuable upon such mandatory conversion.

                  (C) All certificates evidencing shares of Series C Preferred Stock which are required to be surrendered for mandatory conversion in accordance with the provisions hereof shall, from and after the date such certificates are so required to be surrendered, be deemed to have been returned and canceled and the shares of Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action as may be necessary to reduce the authorized Preferred Stock accordingly.

         7. Voting Rights. In addition to the rights otherwise provided herein or by law, shares of Series C Preferred Stock shall have the right to vote on any matter to be voted on by the holders of the Common Stock of the Corporation. For the purposes of voting on any matter to be voted on by the holders of the Common Stock of the Corporation, the vote per share of the Series C Preferred Stock shall be determined as follows:

         vote per                           x - z
         Preferred Share                    =                 y

where
         x = the number of issued and outstanding shares of the
                  Corporation's Common Stock,
and
         y = the number of issued and outstanding shares of the Corporation's Series C Preferred Stock,

         z = the number of issued and outstanding shares of the Corporation's Common Stock attributable to conversion of the Series C Preferred Stock to Common Stock with
          x and y and z to be determined as of the record date of the respective shareholder vote and without including shares held in the treasury of the Corporation.

Moreover, the holders of the Series C Preferred Stock shall have the right to vote as a class in the event of, and a two-thirds majority of the Series C Preferred Stock shall be required for approval of, any proposal (i) for the Corporation to issue any class of securities (or to increase the shares authorized for any existing class of securities) or to issue any warrant or option for such securities, (ii) to terminate the Corporation's employment of Wayne C. McDonald, Daniel A. Gordon or George P. Lee III or (iii) to enter into any agreement for the employment of any additional member of senior management.

         8. Registration Rights. Shares of Series C Preferred Stock shall have no registration rights in connection with federal and state securities laws.

         9. Changes Affecting Preferred Stock. The rights, preferences, privileges and restrictions granted to or imposed upon the Series C Preferred Stock may not be amended, altered or repealed, and no class or series of capital stock or securities convertible into capital stock other than the Series D Convertible Preferred Stock shall be authorized which has superior rights to the Preferred Stock as to dividends or distribution of assets upon liquidation, without the consent of the holders of at least 67 percent of the outstanding shares of Series C Preferred Stock.

         10. No Implied Limitations. Nothing herein shall limit, by inference or otherwise, the discretionary right of the Board of Directors to divide any or all of the shares of any preferred or special classes into series and, within the limitations set forth under the General Corporation Law of Delaware, to fix and determine the relative rights and preferences of the shares of any series so established, to the full extent provided in the Certificate of Incorporation of the Corporation.

         11. General Provisions. In addition to the above provisions with respect to the Series C Preferred Stock, the Corporation will not avoid or seek to avoid the observance or performance of any of the provisions and terms hereunder and will at all times in good faith carry out all of the provisions and terms of this instrument.


         12. Notices. All notices required or permitted to be given by the Corporation with respect to the Series C Preferred Stock shall be in writing, and if delivered by first class United States mail, postage prepaid, to the holders of the Series C Preferred Stock at their last addresses as they shall appear upon the books of the Corporation, shall be conclusively presumed to have been duly given, whether or not the shareholder actually receives such notice; provided, however, that failure to duly give such notice by mail, or any defect in such notice, to the holders of any stock designated for redemption, shall not affect the validity of the proceedings for the redemption of any other shares of Preferred Stock.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation of Series C Preferred Stock to be executed and acknowledged by its duly authorized officers as of December 31, 1997.

                                       GOLF TRAINING SYSTEMS, INC.

                                       By: /s/ Daniel A. Gordon
                                       ------------------------
                                       Daniel A. Gordon


                                       Attest: /s/ Thomas Adams
                                       ------------------------
                                       Title: Assistant Secretary

                              NOTICE OF CONVERSION

                    (To be Executed by the Registered Holder in order to Convert the Preferred Stock)

The undersigned hereby irrevocably elects to convert ____________ shares of Series C Preferred Stock, represented by stock certificate No(s). ____________ (the "Preferred Stock Certificates") into shares of common stock ("Common Stock") of GOLF TRAINING SYSTEMS, INC. (the "Company") according to the conditions of the Certificate of Designation of Series C Preferred Stock, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any. A copy of each Preferred Stock Certificates is attached hereto.*

The undersigned acknowledges that all offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon conversion of the Series C Preferred Stock must be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Act") or pursuant to an exemption from registration under the Act.



                                      Date of Conversion: _____________________


                                      Applicable Conversion Price: ____________

                                      Number of Shares of
                                      Common Stock to be Issued:_______________


                                      Signature:_______________________________


                                      Name: ___________________________________


                                      Address:_________________________________

                                              _________________________________








* No Shares of Common Stock will be issued until the original Series C Preferred Stock Certificate(s) to be converted and the Notice of Conversion are received by the Company or its Transfer Agent.

                                   Exhibit C.

             Certificate of Designations of Series D Preferred Stock


                           GOLF TRAINING SYSTEMS, INC.

             CERTIFICATE OF DESIGNATIONS OF SERIES D PREFERRED STOCK

         Golf   Training   Systems,    Inc.,   a   Delaware   corporation   (the
"Corporation"), does hereby certify that the Board of Directors of the Corporation, pursuant to authority expressly vested in the Board of Directors by its Certificate of Incorporation and in accordance with the General Corporation Law of Delaware, has adopted the following resolution creating a Series D issue of Preferred Stock:

         RESOLVED, that Seven Hundred Fifty Thousand (750,000) of the 3,000,000 authorized shares of preferred stock of the Corporation shall be designated Series D Preferred Stock, $.01 par value per share, and shall possess the rights, preferences and other terms as set forth below:

         1. Designation and Initial Number. The class of shares of Preferred Stock hereby authorized shall be designated the "Series D Preferred Stock". As used hereinafter, the term "Preferred Stock" without designation shall refer to shares of Series D Preferred Stock. The initial number of such authorized shares of the Preferred Stock shall be Six Hundred Ten Thousand shares at a purchase price of $1.00 per share. The Corporation is not authorized to issue any of the Series D Preferred Stock until the Corporation no longer has any shares remaining outstanding of its Series A Convertible Preferred Stock.

         2. Dividends. The holders of the Series D Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, out of funds at the time legally available for payment of dividends by the Corporation, a dividend at a rate equal to twelve cents ($.12) per share per annum (computed on the basis of a 360-day year, 30-day month) on a cumulative basis from the date of issuance of such shares, which shall be payable quarterly on January 31, April 30, July 31, and October 31, in each year commencing on the first such quarterly date after issuance, before any dividends shall be set apart or paid on any other class or series of capital stock for such period. The Series D Preferred Stock will have priority over any other series or class of the Corporation's capital stock in payment of dividends. If any dividend on the Preferred Stock shall for any reason not be paid at the time such dividend shall become due, then such dividend in arrears shall be paid as soon as payment of same shall be permissible under the provisions of the General Corporation Law of Delaware. Until any dividend in arrears is paid, dividends shall continue to accrue on each share at a rate equal to fifteen cents ($.15) per share per annum on all dividends in arrears commencing 10 days after the dividend payment date until such dividend payments in full are made.

         For purposes of this Section 2, the date on which the Corporation shall initially issue the shares of Series D Preferred Stock shall be deemed to be the "date of issuance" of such shares regardless of how many times transfer of such shares shall be made on stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such shares (whether by reason of transfers of such shares or for any other reason).

         3. Redemption and Put Option. Each holder, at its option, may require the Corporation to redeem on a cumulative basis up to one-half of the Series D Preferred Stock held by such holder on the third anniversary, and up to all of the remaining Preferred Stock held by such holder on the fourth anniversary of the date of issuance of the outstanding Preferred Stock so redeemed upon at least 60 days' prior written notice to the Corporation by each holder of record of the Preferred Stock to be redeemed, by the Corporation paying a redemption price of $1.00 per share of Preferred Stock, plus all accrued and unpaid dividends thereon, at the date fixed for redemption, in cash, for each share of outstanding Preferred Stock so redeemed. Prior to the date fixed for redemption, each holder may elect to exercise its conversion rights under Section 5 hereof.

         4. Liquidation or Dissolution. In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the affairs of the Corporation, the holders of the issued and outstanding Series D Preferred Stock shall be entitled to receive for each share of Preferred Stock, before any distribution of the assets of the Corporation shall be made to the holders of any other class or series of capital stock, a dollar amount equal to $1.00 per share of Series D Preferred Stock, plus all declared and unpaid dividends thereon to the date fixed for distribution, without interest. If, upon such liquidation, dissolution, or winding-up, the assets of the Corporation that are distributable, as aforesaid, among the holders of the Series D Preferred Stock shall be insufficient to permit the payment to them of said amount, the entire assets shall be distributed ratably among the holders of the Series D Preferred Stock. A consolidation or merger of the Corporation, a share exchange, a sale, lease, exchange or transfer of all or substantially all of its assets as an entirety, or any purchase or redemption of stock of the Corporation of any class, shall not be regarded as a "liquidation, dissolution, or winding-up of the affairs of the Corporation" within the meaning of this Section 4.

         5. Voluntary Conversion. The holders of Series D Preferred Stock shall have the conversion rights as follows:

                  (A) Each holder of Series D Preferred Stock may at any time or from time to time convert such Preferred Stock into the Common Stock of the Corporation, on presentation and surrender to the Corporation of the certificate(s) of the Preferred Stock to be so converted.

                  (B) Each holder of Series D Preferred Stock shall have the right to convert such Preferred Stock into Common Stock of the Corporation on and subject to the following terms and conditions:

                           (i)   Each share of Series D Preferred Stock shall be
convertible into that number of shares of Common Stock equal to $1.00 divided by $.30 per share of Common Stock (the "Conversion Price"), as may be adjusted as hereinafter provided.

                           (ii)     In order to voluntarily convert Series D
Preferred Stock into Common Stock, the holder thereof shall on any business day surrender at the office of the Corporation, the certificate(s) or certificates representing such shares, duly endorsed to the Corporation or in blank, and give written notice to the Corporation at said office of the number of said shares which such holder elects to convert pursuant to the form attached hereto as Exhibit A. Series D Preferred Stock shall be deemed to have been converted immediately prior to the close of business on the day of such surrender for conversion, and the person(s) entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder(s) of such Common Stock at such time. As promptly as practicable on or after the date of any conversion, the Corporation shall issue and deliver the certificate(s) representing the number of shares of Common Stock issuable upon such conversion (together with cash in lieu of any fraction of a share, as provided in subparagraph (H) hereinbelow), to the person(s) entitled thereto. In the case of the conversion of only a part of the shares of any holder of Series D Preferred Stock, the Corporation shall also issue and deliver to such holder a new certificate of Series D Preferred Stock representing the number of shares of such Series D Preferred Stock not converted by such holder.

                  (C) The Conversion Price as hereinabove provided shall be subject to adjustments as follows:

                           (i)      In case the Corporation shall (a) pay a
dividend in shares of its Common Stock, (b) subdivide its outstanding shares of Common Stock into a greater number of shares, (c) combine its outstanding shares of Common Stock into a lesser number of shares, or (d) issue by reclassification of its shares of Common Stock any shares of its capital stock, the number of shares of Common Stock into which the Series D Preferred Stock is convertible, in effect immediately prior thereto, shall be adjusted so that the holder of a share of Series D Preferred Stock surrendered for conversion after the record date fixing shareholders to be affected by such event shall be entitled to receive, upon conversion, the number of shares of Common Stock which such holder would have owned or have been entitled to receive after the happening of such event had such share of Series D Preferred Stock been converted immediately prior to the record date in the case of such dividend or the effective date in the case of any such subdivision, combination or reclassification. An adjustment made pursuant to this subparagraph (C)(i) shall be made whenever any such events shall happen, but shall become effective retroactively after such record date or such effective date, as the case may be, as to shares of Series D Preferred Stock converted between such record date or effective date and the date of happening of any such event.

                           (ii)  In case the Corporation shall, prior to October
30, 2000, (a) issue rights or warrants to all holders of the Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Conversion Price as in effect from time to time, or (b) issue or sell any shares of Common Stock (or be deemed to have issued any shares of Common Stock as provided herein), without consideration or for consideration per share less than the Conversion Price, then in each case the Conversion Price in effect immediately prior to such issuance automatically and forthwith shall be adjusted or readjusted (to the nearest cent) as follows:

                                    (a)     The Conversion Price shall be
automatically lowered to the price per share which is less than the Conversion Price (the "Adjusted Conversion Price") for that number of shares of Common Stock into which the Series D Preferred Stock is convertible which shall be calculated by multiplying (i) the number of shares of Common Stock into which the Preferred Stock is convertible prior to the foregoing adjustment to the Conversion Price by (ii) a fraction whose numerator is the lesser of (aa) the below described denominator or (bb) the total number of shares of Common Stock sold or deemed to be sold in a subsequent transaction and whose denominator is the number of shares of Common Stock into which the Series D Preferred Stock was originally convertible. The balance of the shares of Common Stock into which the Series D Preferred Stock is convertible shall continue subject to the Conversion Price in effect prior to the foregoing adjustment to the Conversion Price.

                                   (b)In the event there is any subsequent event
under this subparagraph (C)(ii) which triggers an adjustment to the Conversion Price as provided herein, the adjustment to the Conversion Price shall first affect those shares of Common Stock of the Corporation to which the Preferred Stock is convertible which have not been subject to adjustment hereunder and any adjustment(s) thereafter shall first affect those shares of Common Stock with the highest Adjusted Conversion Price.

                           (iii)        For the purpose of any adjustment of the
number of shares of Common Stock purchasable on the conversion of the Series D Preferred Stock pursuant to this Section 5, the following provisions shall be applicable:

                                    (a)    In the case of the issuance of Common
Stock for cash, the consideration received upon such issuance shall be deemed to be the gross amount of cash paid therefor.

                                    (b)    In the case of the issuance of Common
Stock for a consideration in whole or in part other than cash, the consideration received upon such issuance other than cash shall be deemed to be the fair market value thereof.

                                    (c)    In the case of the issuance of Common
Stock without consideration, the consideration received upon such issuance shall be deemed to be $0.01 per share.

                 (d) In the case of the issuance of (I) options to purchase or rights to subscribe for Common Stock, (II) securities by their terms convertible into or exchangeable for Common Stock or (III) options to purchase or rights to subscribe for such convertible or exchangeable securities:

                                            (1) the aggregate  maximum number of
                                            shares of Common  Stock  deliverable
                                            upon the exercise of such options to
                                            purchase or rights to subscribe  for
                                            Common Stock shall be deemed to have
                                            been issued at the time such options
                                            or  rights  were  issued  and  for a
                                            consideration     equal    to    the
                                            consideration,  if any,  received by
                                            the Corporation upon the issuance of
                                            such  options  or  rights  plus  the
                                            minimum  purchase  price provided in
                                            such   options  or  rights  for  the
                                            Common Stock covered thereby; and

                                            (2) the aggregate  maximum number of
                                            shares of Common  Stock  deliverable
                                            upon  conversion  of or in  exchange
                                            for   any   such    convertible   or
                                            exchangeable  securities or upon the
                                            exercise  of options to  purchase or
                                            rights   to   subscribe   for   such
                                            convertible     or      exchangeable
                                            securities and subsequent conversion
                                            or exchange  thereof shall be deemed
                                            to have been issued at the time such
                                            securities   were   issued  or  such
                                            options  or rights  were  issued and
                                            for a  consideration  equal  to  the
                                            consideration,  if any,  received by
                                            the   Corporation   for   any   such
                                            securities
                                            and   related   options   or  rights
                                            (excluding   any  cash  received  on
                                            account  of  accrued   interest   or
                                            accrued    dividends),    plus   the
                                            additional consideration, if any, to
                                            be received by the Corporation  upon
                                            the  conversion  or exchange of such
                                            securities  or the  exercise  of any
                                            related options or rights.

                           (iv)     All adjustments under this subparagraph (C)
shall be made to the nearest cent.

                  (D) No adjustment of the Conversion Price shall be made in any of the following cases:

                           (i)      upon the grant or exercise of stock options
hereafter granted, or upon the issuance of shares upon exercise of rights to purchase shares under any employee, officer, or director stock option plans now or hereafter authorized, to the extent that the aggregate of the number of shares which may be purchased under such option plans is less than or equal to 15 percent of the number of shares of Common Stock outstanding on January 1 of the year of the grant;

                           (ii)     shares of Common Stock issued upon the
conversion  of this  Series  D  Preferred  Stock  or any  presently  outstanding
convertible   security  of  the  Corporation  or  the  Corporation's   Series  C
Convertible Preferred Stock;

                           (iii)       shares issued by way of dividend or other
distribution on Common Stock excluded from the calculation of the adjustment under this subparagraph (D) or on Common Stock resulting from any subdivision or combination of Common Stock so excluded; or

                           (iv)  shares issued pursuant to all stock options and
warrants outstanding on the date of filing of this instrument in the office of the Secretary of State in accordance with the provisions of the General Corporation Law of Delaware or warrants issued to the designee of John H. Laeri, Jr. for an aggregate of five million (5,000,000) shares of the Corporation's Common Stock.

                  (E) Whenever the Conversion Price is adjusted as herein provided, the Corporation shall prepare a certificate signed by the chief financial officer of the Corporation setting forth the Adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based. As promptly as practicable, the Corporation shall cause a copy of the certificate referred to in this subparagraph (E) to be mailed to each holder of record of issued and outstanding Preferred Stock at the address of such holder appearing on the Corporation's books.

                  (F) The Corporation shall pay all taxes that may be payable in respect of the issue or delivery of Common Stock on conversion of Preferred Stock pursuant hereto, but shall not pay any tax which may be payable in respect of any transfer involved in the issue and delivery of the Common Stock in a name other than that in which the Preferred Stock so converted was registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid.

                  (G) Upon conversion of any shares of Preferred Stock, the holders of the shares of Preferred Stock so converted shall not be entitled to receive any dividends declared with respect to such shares of Preferred Stock unless such dividends shall have been declared by the Board of Directors and the record date for such dividends shall have been on or before the date such shares shall have been converted. No payment or adjustment shall be made on account of dividends declared and payable to holders of Common Stock of record on a date prior to the date of conversion.

                  (H) No fractional shares or scrip representing fractional shares shall be issued upon the conversion of any shares of Series D Preferred Stock. If more than one share of Series D Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of such shares so surrendered. If the conversion of any share of Series D Preferred Stock results in a fraction, an amount equal to such fraction multiplied by the current market price of the Common Stock on the day of conversion shall be paid to such holder in cash by the Corporation.

         5.A.     Preservation of Rights.

         (A) The Corporation shall at all times reserve and keep available, free from preemptive rights, out of its authorized Common Stock, for the purpose of effecting the conversion of the issued and outstanding Preferred Stock, the full number of shares of Common Stock then deliverable in the event and upon the conversion of all of the Preferred Stock then issued and outstanding. All shares of Common Stock which may be issued upon conversion of Preferred Stock shall be fully paid and nonassessable.

         (B) Notwithstanding anything to the contrary elsewhere in this Certificate of Designation, the Corporation shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action avoid or seek to avoid the observance or performance of any of the terms of this Certificate of Designation, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of the Preferred Stock against dilution. Without limiting the generality of the foregoing, the Corporation (i) will not increase the par value of any shares of stock receivable on the exercise of the conversion rights provided for in this Certificate of Designation above the amount payable therefor on such exercise, (ii) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and non-assessable shares of stock on the exercise of the conversion rights provided for in this Certificate of Designation, (iii) will not issue any capital stock of any class which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par value in respect of participation in dividends and in any such distribution of assets, and (iv) will not transfer all or substantially all of its properties and assets to any other entity to consolidate with or merge into the Corporation (if the Corporation is not the surviving entity), unless such other entity shall expressly assume in writing and will be bound by all the terms of this Certificate of Designation.

                  (C) In case of any consolidation of the Corporation with or merger of the Corporation into another corporation or in case of any sale, transfer or lease to another corporation of all or substantially all the property of the Corporation, the Corporation or such successor or purchasing corporation, as the case may be, shall execute an instrument providing that each holder of the Preferred Stock shall have the right thereafter upon payment of the Adjusted Conversion Price in effect immediately prior to such action to purchase upon exercise of the conversion rights provided for in this Certificate of Designation the kind and amount of shares and other securities and property which he would have owned or have been entitled to receive after the happening of such consolidation, merger, sale, transfer or lease had such conversion rights been exercised immediately prior to such action; provided, however, that no adjustment in respect of dividends, interest or other income on or from such shares or other securities and property shall be made prior to or upon the exercise of the conversion rights provided for in this Certificate of Designation. The Corporation shall mail by first class mail, postage prepaid, to each holder of the Preferred Stock, notice of the execution of any such agreement. Such agreement shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in
Section 5(C). The provisions of this Section 5A(C) shall similarly apply to successive consolidations, mergers, sales, transfers or leases.

         6.       Mandatory Conversion.

                  (A) The Corporation may, at its option, require all (but not less than all) the shares of Preferred Stock then outstanding to be converted automatically into shares of Common Stock, at the Conversion Rate set forth in Paragraph 5 hereof, upon the occurrence of any of the following:

                           (i)     Upon conversion of at least 67 percent of the
shares of Series D Preferred Stock issued hereunder outstanding into shares of Common Stock; or

                           (ii)     The approval by the holders of the
Corporation's Series C Convertible Preferred Stock and the Corporation's Common Stock of the merger or consolidation of the Corporation with an entity over which the holders of the Corporation's Common Stock do not have, collectively, at least seventy-five percent (75%), directly or indirectly, the voting control that they had over the Corporation prior to such transaction.

                  (B) All holders of record of shares of Series D Preferred Stock will be given at least ten (10) days prior written notice of the date fixed and the place designated for such mandatory conversion of such shares of Preferred Stock pursuant to the provisions hereof. Such notice will be sent by first class or registered mail, postage prepaid, to each record holder of Series D Preferred Stock and such holder's address last shown on the Corporation's records. On or before the date fixed for conversion, each holder of shares of Series D Preferred Stock shall surrender his or its certificate or certificates for all such shares to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to the terms hereof. On the date fixed for such mandatory conversion, all rights with respect to the Preferred Stock so converted will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Series D Preferred stock has been converted. If so requested by the Corporation, certificates surrendered for such mandatory conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his or its attorney duly authorized in writing. As soon as practicable after the date of such mandatory conversion and the surrender of the certificate or certificates for Preferred Stock, the Corporation shall cause to be issued and delivered to such holder, or on his or its written order, a certificate or certificates for the number of full shares of Common Stock issuable on such mandatory conversion in accordance with the provisions hereof and cash as provided hereinabove with respect to any fraction of a share of Common Stock otherwise issuable upon such mandatory conversion.

                  (C) All certificates evidencing shares of Series D Preferred Stock which are required to be surrendered for mandatory conversion in accordance with the provisions hereof shall, from and after the date such certificates are so required to be surrendered, be deemed to have been returned and canceled and the shares of Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action as may be necessary to reduce the authorized Preferred Stock accordingly.

         7. Voting Rights. Except as otherwise provided herein or by law, shares of Preferred Stock shall have no right to vote on any matter to be voted on by the stockholders of the Corporation.

         8. Registration Rights. Holders of shares of Series D Preferred Stock shall have no registration rights in connection with federal and state securities laws with respect to shares of Series D Preferred Stock; provided, however, that nothing in this Certificate of Designation shall preclude the Corporation from entering into registration rights agreements with the holders of shares of Series D Preferred Stock, which agreements shall be enforceable against the Corporation.

         9. Changes Affecting Preferred Stock. The rights, preferences, privileges and restrictions granted to or imposed upon the Series D Preferred Stock may not be amended, altered or repealed, and no class or series of capital stock or securities convertible into capital stock shall be authorized which has superior rights to the Preferred Stock as to dividends or distribution of assets upon liquidation, without the consent of the holders of at least 67 percent of the outstanding shares of Series D Preferred Stock.

         10. No Implied Limitations. Nothing herein shall limit, by inference or otherwise, the discretionary right of the Board of Directors to divide any or all of the shares of any preferred or special classes into series and, within the limitations set forth under the General Corporation Law of Delaware, to fix and determine the relative rights and preferences of the shares of any series so established, to the full extent provided in the Certificate of Incorporation of the Corporation.

         11. General Provisions. In addition to the above provisions with respect to the Series D Preferred Stock, the Corporation will not avoid or seek to avoid the observance or performance of any of the provisions and terms hereunder and will at all times in good faith carry out all of the provisions and terms of this instrument.

     12. Notices. All notices required or permitted to be given by the Corporation with respect to the Series D Preferred Stock shall be in writing, and if delivered by first class United States mail, postage prepaid, to the holders of the Series D Preferred Stock at their last addresses as they shall appear upon the books of the Corporation, shall be conclusively presumed to have been duly given, whether or not the shareholder actually receives such notice; provided, however, that failure to duly give such notice by mail, or any defect in such notice, to the holders of the stock designated for redemption, shall not affect the validity of the rpoceddings for the redemption of any other shares of Preferred Stock.

     IN WITNESS WHEREOF, the Corporation has caused this certificate of Designation of Series D Preferred Stock to be executed and acknowledged by its duly authorized officers as of December 31, 1997.


                                   GOLF TRAINING SYSTEMS, INC.

                                   By: /s/ Daniel A. Gordon
                                   --------------------------
                                   Daniel A. Gordon
                                   Chief Executive Officer

                                   Attest: /s/ Thomas Adams
                                   --------------------------
                                   Title: Assistant Secretary

                              NOTICE OF CONVERSION

                    (To be Executed by the Registered Holder in order to Convert the Preferred Stock)

The undersigned hereby irrevocably elects to convert ____________ shares of Series D Preferred Stock, represented by stock certificate No(s). ____________ (the "Preferred Stock Certificates") into shares of common stock ("Common Stock") of GOLF TRAINING SYSTEMS, INC. (the "Company") according to the conditions of the Certificate of Designation of Series D Preferred Stock, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any. A copy of each Preferred Stock Certificates is attached hereto.*

The undersigned acknowledges that all offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon conversion of the Series D Preferred Stock must be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Act") or pursuant to an exemption from registration under the Act.



                                        Date of Conversion: ___________________


                                        Applicable Conversion Price: __________


                                        Number of Shares of
                                        Common Stock to be Issued:_____________


                                        Signature:  ___________________________


                                        Name: _________________________________


                                        Address: ______________________________


                                                 ______________________________






* No Shares of Common Stock will be issued until the original Series D Preferred Stock Certificate(s) to be converted and the Notice of Conversion are received by the Company or its Transfer Agent.

                                   Exhibit D.
         Warrant to Purchase Common Stock of Golf Training Systems, Inc.
                       Exercisable until December 31, 2002




THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN ISSUED AND SOLD WITHOUT REGISTRATION IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") AND APPLICABLE STATE SECURITIES LAWS (THE "STATE ACTS"). SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, OR TRANSFERRED OTHER THAN PURSUANT TO AN EFFECTIVE REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE 1933 ACT AND THE STATE ACTS.

                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                           GOLF TRAINING SYSTEMS, INC.
                            (a Delaware corporation)
                                Exercisable Only
                        upon Conditions Herein Specified
                     Void Not Later Than 5:00 O'Clock p.m.,
                   Atlanta, Georgia Time, on December 31, 2002

Holder:                    John H. Laeri, Jr.

Initial Shares:   4,000,000


         1. Grant of Warrants. GOLF TRAINING SYSTEMS, INC., a Delaware corporation (the "Corporation"), hereby certifies that the above-named Holder ("Holder"), its registered successors and permitted assigns registered on the books of the Corporation maintained for such purposes as the registered holder hereof, for value received, is entitled to purchase from the Corporation Four Million (4,000,000) fully paid and nonassessable shares (the "Shares") of common stock of the Corporation (the "Common Stock"), at the purchase price equal to Twenty-Five Cents ($.25) per Share (the "Exercise Price"). The Exercise Price and the number of Shares are subject to adjustment (as hereinafter provided) upon the terms and conditions provided in this warrant (the "Warrant" or "Warrant Certificate").

         2.       Exercise of Warrant.

                  (a) Subject to subsection (b) of this Section 2, upon presentation and surrender of this Warrant Certificate and a Notice of Exercise in the form attached hereto as Exhibit "A" at the principal office of the Corporation at 3400 Corporate Way, Suite G, Duluth, Georgia 30136, or at such other place as the Corporation may designate by notice to the Holder hereof, together with a check payable to the order of the Corporation in the amount of the Exercise Price times the number of Shares being purchased, the Corporation shall deliver to the Holder hereof, as promptly as practicable, certificates representing the Shares being purchased. This Warrant may be exercised in whole or in part in minimum increments of 100,000 Shares. In case of exercise hereof in part only, the Corporation, upon surrender hereof, will deliver to the Holder a new Warrant Certificate or Warrant Certificates of like tenor entitling the Holder to purchase the number of Shares as to which this Warrant has not been exercised.

                  (b) This Warrant may be exercised in whole or in part at any time prior to 5:00 o'clock p.m., Atlanta, Georgia time, on or before December 31, 2002.

         3. Exchange and Transfer of Warrant. This Warrant Certificate at any time prior to the exercise hereof, upon presentation and surrender to the Corporation and compliance with Section 6 below, may be exchanged, alone or with other Warrant Certificates of like tenor registered in the name of the Holder, for another Warrant Certificate or Warrant Certificates of like tenor in the name of such Holder or its assignee or transferee exercisable for the same aggregate number of Shares as the Warrant Certificate or Warrant Certificates surrendered.

         4.       Rights and Obligations of Warrant Holder.

                  (a) The Holder of this Warrant Certificate shall not, by virtue hereof, be entitled to any rights of a shareholder in the Corporation, either at law or in equity; provided, however, in the event that any certificate representing the Shares is issued to the Holder hereof upon exercise of this Warrant, such Holder shall, for all purposes, be deemed to have become the holder of record of such Shares on the date on which this Warrant Certificate, together with a duly executed purchase form, was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such Share certificate. The rights of the Holder of this Warrant are limited to those expressed herein and the Holder of this Warrant, by its acceptance hereof, consents to and agrees to be bound by and to comply with all the provisions of this Warrant Certificate. In addition, the Holder of this Warrant Certificate, by accepting the same, agrees that the Corporation may deem and treat the person in whose name this Warrant Certificate is registered on the books of the Corporation maintained for such purpose as the absolute, true and lawful owner for all purposes whatsoever.

                  (b) The Holder of this Warrant Certificate, as such, shall not be entitled to vote or receive dividends or to be deemed the holder of Shares for any purpose, nor shall anything contained in this Warrant Certificate be construed to confer upon the Holder of this Warrant Certificate, as such, any of the rights of a shareholder of the Corporation including but not limited to any right to vote, give or withhold consent to any action by the Corporation, whether upon any recapitalization, issue of stock, reclassification of stock, consolidation, merger, share exchange, conveyance or otherwise, receive notice of meetings or other action affecting shareholders (except for the notices provided for herein), or receive subscription rights, until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable as provided herein.

         5. Shares Underlying Warrant. The Corporation covenants and agrees that all Shares delivered upon exercise of this Warrant shall, upon delivery and payment therefor, be duly and validly authorized and issued, fully paid and nonassessable, and free from all liens, encumbrances and charges with respect to the purchase thereof.

         6. Disposition of Warrants or Shares. The Holder of this Warrant Certificate and any transferee hereof or of the Shares issuable upon the exercise of this Warrant, by their acceptance hereof or thereof, hereby understand and agree that this Warrant, and the Shares issuable upon the exercise hereof, have not been registered under either the Securities Act of 1933 (the "1933 Act") or applicable state securities laws (the "State Acts") and shall not be sold, pledged, hypothecated, donated or otherwise transferred (whether or not for consideration) except upon the issuance to the Corporation of a favorable opinion of counsel or submission to the Corporation of such evidence as may be reasonably satisfactory to counsel to the Corporation, in each such case, to the effect that any such transfer shall not be in violation of the Act and the State Acts. It shall be a condition to the transfer of this Warrant that any transferee hereof deliver to the Corporation its written agreement to accept and be bound by all of the terms and conditions of this Warrant Certificate.

         7. Adjustments. The Exercise Price as hereinabove provided shall be subject to adjustments as follows:

                  (a) In case the Corporation shall (a) pay a dividend on its Common Stock in shares of its Common Stock, (b) subdivide its outstanding shares of Common Stock into a greater number of shares, (c) combine its outstanding shares of Common Stock into a lesser number of shares, or (d) issue by reclassification of its shares of Common Stock any shares of its capital stock, the number of Shares purchasable upon the exercise of this Warrant in effect immediately prior thereto, shall be adjusted so that the Holder shall be entitled to receive, upon exercise of this Warrant, the number of Shares which such Holder would have owned or have been entitled to receive after the happening of such event had such Holder exercised this Warrant immediately prior to the record date in the case of such dividend or the effective date in the case of any such subdivision, combination or reclassification. An adjustment made pursuant to this subsection (a) shall be made whenever any such events shall happen, but shall become effective retroactively after such record date or such effective date, as the case may be, as to portion of this Warrant exercised between such record date or effective date and the date of happening of any such event.

                  (b) In case the Corporation shall (a) issue rights or warrants to all holders of the Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per Share less than the Exercise Price as in effect from time to time, or (b) issue or sell any shares of Common Stock (or be deemed to have issued any shares of Common Stock as provided herein including, without limitation, by issuance of securities convertible into or exchangeable for Common Stock), without consideration or for consideration per Share less than the Exercise Price, then in each case the Exercise Price in effect immediately prior to such issuance automatically and forthwith shall be adjusted or readjusted (to the nearest cent) as follows:

          (i) The Exercise Price shall be automatically lowered to the price per Share which is less than the Exercise Price (the "Adjusted Exercise Price") for that number of Shares purchasable upon exercise of this Warrant which shall be calculated by multiplying (i) the number of Shares of Common Stock purchasable upon exercise of this Warrant prior to the foregoing adjustment to the Exercise Price by (ii) a fraction whose numerator is the lesser of (aa) the below described denominator or (bb) the total number of Shares sold or deemed to be sold in a subsequent transaction and whose denominator is the number of Shares originally purchasable upon exercise of this Warrant. The balance of the Shares purchasable upon exercise of this Warrant shall continue subject to the Exercise Price in effect prior to the foregoing adjustment to the Exercise Price.

           (ii) In the event there is any subsequent event under this subsection
(b) which triggers an adjustment to the Exercise Price as provided herein, the adjustment to the Exercise Price shall first affect those Shares purchasable upon exercise of this Warrant which have not been subject to adjustment hereunder and any adjustment(s) thereafter shall first affect those Shares with the highest Adjusted Exercise Price.

                  (c) For the purpose of any adjustment of the number of shares of Common Stock purchasable upon exercise of this Warrant pursuant to this
Section 7, the following provisions shall be applicable:

                   (i) In the case of the issuance of Common Stock for cash, the consideration received upon such issuance shall be deemed to be the gross amount of cash paid therefor.

            (ii) In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration received upon such issuance other than cash shall be deemed to be the fair market value thereof.

                     (iii) In the case of the issuance of Common Stock without consideration, the consideration received upon such issuance shall be deemed to be $0.01 per share.

       (iv) In the case of the issuance of (I) options to purchase or rights to subscribe for Common Stock, (II) securities by their terms convertible into or exchangeable for Common Stock or (III) options to purchase or rights to subscribe for such convertible or exchangeable securities:

                                            (1) the aggregate  maximum number of
                                            shares of Common  Stock  deliverable
                                            upon the exercise of such options to
                                            purchase or rights to subscribe  for
                                            Common Stock shall be deemed to have
                                            been issued at the time such options
                                            or  rights  were  issued  and  for a
                                            consideration     equal    to    the
                                            consideration,  if any,  received by
                                            the Corporation upon the issuance of
                                            such  options  or  rights  plus  the
                                            minimum  purchase  price provided in
                                            such   options  or  rights  for  the
                                            Common Stock covered thereby; and

                                            (2) the aggregate  maximum number of
                                            shares of Common  Stock  deliverable
                                            upon  conversion  of or in  exchange
                                            for   any   such    convertible   or
                                            exchangeable  securities or upon the
                                            exercise  of options to  purchase or
                                            rights   to   subscribe   for   such
                                            convertible     or      exchangeable
                                            securities and subsequent conversion
                                            or exchange  thereof shall be deemed
                                            to have been issued at the time such
                                            securities   were   issued  or  such
                                            options  or rights  were  issued and
                                            for a  consideration  equal  to  the
                                            consideration,  if any,  received by
                                            the   Corporation   for   any   such
                                            securities  and  related  options or
                                            rights  (excluding any cash received
                                            on account of  accrued  interest  or
                                            accrued    dividends),    plus   the
                                            additional consideration, if any, to
                                            be received by the Corporation  upon
                                            the  conversion  or exchange of such
                                            securities  or the  exercise  of any
                                            related options or rights.

                  (d) All adjustments under this Section 7 shall be made to the nearest cent.

                  (e) No adjustment of the Exercise Price shall be made in any of the following cases:

 (i) upon the grant or exercise of stock options hereafter granted, or upon the issuance of shares upon exercise of rights to purchase shares under any employee, officer, or director stock option plans now or hereafter authorized, to the extent that the aggregate of the number of shares which may be purchased under such option plans is less than or equal to 15 percent of the number of shares of Common Stock outstanding on January 1 of the year of the grant;

          (ii)shares of Common Stock issued upon the conversion of any presently outstanding convertible security of the Corporation or the Corporation's Series D Convertible Preferred Stock or Series C Convertible Preferred Stock;

    (iii) shares issued by way of dividend or other distribution on Common Stock excluded from the calculation of the adjustment under this subparagraph (D) or on Common Stock resulting from any subdivision or combination of Common Stock so excluded; or

     (iv) shares issued pursuant to the Warrant or any stock option or warrant outstanding on the date of filing of this instrument in the office of the Secretary of State in accordance with the provisions of the General Corporation Law of Delaware or a certain Warrant issued to the designee of John H. Laeri, Jr. to acquire 1,000,000 shares of the Corporation's Common Stock on or before June 30, 1998.

                  (f) Whenever the Exercise Price is adjusted as herein provided, the Corporation shall prepare a certificate signed by the chief financial officer of the Corporation setting forth the Adjusted Exercise Price and showing in reasonable detail the facts upon which such adjustment is based. As promptly as practicable, the Corporation shall cause a copy of the certificate referred to in this subsection (f) to be mailed to the Holder.

         8. Taxes. The Corporation shall pay all taxes that may be payable in respect of the issue or delivery of Common Stock on exercise of this Warrant, but shall not pay any tax which may be payable in respect of any transfer involved in the issue and delivery of the Common Stock in a name other than that in which this Warrant was registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid.

         9. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. If the exercise of this Warrant results in a fraction, an amount equal to such fraction multiplied by the Exercise Price of the Shares on the day of exercise shall be paid to the Holder in cash by the Corporation.

         10.      Preservation of Holder's Rights.

                  (a) The Corporation covenants and agrees that it shall at all times reserve and keep available, free from preemptive rights, out of its authorized Common Stock, solely for the purpose of effecting the exercise of this Warrant, the full number of shares of Common Stock then deliverable in the event and upon the exercise of this Warrant. All shares of Common Stock which may be issued upon exercise of this Warrant shall be fully paid.

                  (b) Notwithstanding anything to the contrary elsewhere in this Warrant, the Corporation shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution. Without limiting the generality of the foregoing, the Corporation (i) will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise,
(ii) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and non-assessable shares of stock on the exercise of this Warrant from time to time outstanding,
(iii) will not issue any capital stock of any class which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par value in respect of participation in dividends and in any such distribution of assets, and (iv) will not transfer all or substantially all of its properties and assets to any other entity to consolidate with or merge into the Corporation (if the Corporation is not the surviving entity), unless such other entity shall expressly assume in writing and will be bound by all the terms of this Warrant.

                  (c) In case of any consolidation of the Corporation with or merger of the Corporation into another corporation or in case of any sale, transfer or lease to another corporation of all or substantially all the property of the Corporation, the Corporation or such successor or purchasing corporation, as the case may be, shall execute an instrument providing that each holder of this Warrant shall have the right thereafter upon payment of the Exercise Price in effect immediately prior to such action to purchase upon exercise of each Warrant the kind and amount of shares and other securities and property which he would have owned or have been entitled to receive after the happening of such consolidation, merger, sale, transfer or lease had such warrant been exercised immediately prior to such action; provided, however, that no adjustment in respect of dividends, interest or other income on or from such shares or other securities and property shall be made during the term of a Warrant or upon the exercise of a Warrant. The Corporation shall mail by first class mail, postage prepaid, to each holder of this Warrant, notice of the execution of any such agreement. Such agreement shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 7. The provisions of this Section 10 shall similarly apply to successive consolidations, mergers, sales, transfers or leases.

         11. Loss or Destruction. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant Certificate and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement or bond satisfactory in form, substance and amount to the Corporation or, in the case of any such mutilation, upon surrender and cancellation of this Warrant Certificate, the Corporation at its expense will execute and deliver, in lieu thereof, a new Warrant Certificate of like tenor.

         12. Survival/Permitted Assigns. The various rights and obligations of the Holder hereof as set forth herein shall survive the exercise of this Warrant at any time or from time to time and the surrender of this Warrant Certificate. The permitted assigns of John H. Laeri, Jr. shall consist of any entity, corporation, partnership or limited liability company controlled by John H. Laeri, Jr.

         13. Notices. Whenever any notice, payment of any purchase price or other communication is required to be given or delivered under the terms of this Warrant, it shall be in writing and delivered by hand delivery or registered or certified United States mail, postage prepaid, and will be deemed to have been given or delivered on the date such notice, purchase price or other communication is so delivered, and, if to the Corporation, it will be addressed to the address specified in Section 2(a) hereof, and if to the Holder, it will be addressed to the registered Holder at his address as it appears on the books of the Corporation.

     14. Governing Law. This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

Dated as of the 31st day of December, 1997.

                              GOLF TRAINING SYSTEMS, INC.

                              By: /s/ Daniel A. Gordon
                              ------------------------------

                              Title: Chief Executive Officer
                              ------------------------------

                              Attest: Thomas Adams
                              ------------------------------

                              Title: Assistant Secretary
                              ------------------------------

                                     [CORPORATE SEAL]

                                   EXHIBIT "A"

                               NOTICE OF EXERCISE

                    (To be Executed by the Registered Holder
                        in order to Exercise the Warrant)

The undersigned hereby irrevocably elects to exercise the Warrant held by the undersigned to acquire shares of common stock ("Common Stock") of GOLF TRAINING SYSTEMS, INC. (the "Company") according to the conditions of the Warrant, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the Holder for any exercise, except for transfer taxes, if any. A copy of the Warrant is attached hereto.*

The undersigned acknowledges that all offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon exercise of the Warrant must be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Act") or pursuant to an exemption from registration under the Act.


                   Expiration of Warrant: ____________________


                   Date of Exercise:   _______________________


                   Applicable Exercise Price: ________________


                   Number of Shares of
                   Common Stock to be Issued: ________________


                   Signature: ________________________________


                   Name: _____________________________________


                   Address: __________________________________


                            __________________________________







* No Shares of Common Stock will be issued until the Warrant to be exercised and the Notice of Exercise are received by the Company or its Transfer Agent.

                                   Exhibit E.

         Warrant to Purchase Common Stock of Golf Training Systems, Inc.
                         Exercisable until June 30, 1998



THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN ISSUED AND SOLD WITHOUT REGISTRATION IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") AND APPLICABLE STATE SECURITIES LAWS (THE "STATE ACTS"). SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, OR TRANSFERRED OTHER THAN PURSUANT TO AN EFFECTIVE REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE 1933 ACT AND THE STATE ACTS.

                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                           GOLF TRAINING SYSTEMS, INC.
                            (a Delaware corporation)
                                Exercisable Only
                        upon Conditions Herein Specified
                     Void Not Later Than 5:00 O'Clock p.m.,
                     Atlanta, Georgia Time, on June 30, 1998

Holder:                    John H. Laeri, Jr.

Initial Shares:   1,000,000


         1. Grant of Warrants. GOLF TRAINING SYSTEMS, INC., a Delaware corporation (the "Corporation"), hereby certifies that the above-named Holder ("Holder"), its registered successors and permitted assigns registered on the books of the Corporation maintained for such purposes as the registered holder hereof, for value received, is entitled to purchase from the Corporation One Million (1,000,000) fully paid and nonassessable shares (the "Shares") of common stock of the Corporation (the "Common Stock"), at the purchase price of Twenty-Five Cents ($.25) per Share) (the "Exercise Price"). The Exercise Price and the number of Shares are subject to adjustment (as hereinafter provided) upon the terms and conditions provided in this warrant (the "Warrant" or "Warrant Certificate").

         2.       Exercise of Warrant.

                  (a) Subject to subsection (b) of this Section 2, upon presentation and surrender of this Warrant Certificate and a Notice of Exercise in the form attached hereto as Exhibit "A" at the principal office of the Corporation at 3400 Corporate Way, Suite G, Duluth, Georgia 30136, or at such other place as the Corporation may designate by notice to the Holder hereof, together with a check payable to the order of the Corporation in the amount of the Exercise Price times the number of Shares being purchased, the Corporation shall deliver to the Holder hereof, as promptly as practicable, certificates representing the Shares being purchased. This Warrant may be exercised in whole or in part in minimum increments of 100,000 Shares. In case of exercise hereof in part only, the Corporation, upon surrender hereof, will deliver to the Holder a new Warrant Certificate or Warrant Certificates of like tenor entitling the Holder to purchase the number of Shares as to which this Warrant has not been exercised.

                  (b) This Warrant may be exercised in whole or in part at any time prior to 5:00 o'clock p.m., Atlanta, Georgia time, on or before June 30, 1998.

         3. Exchange and Transfer of Warrant. This Warrant Certificate at any time prior to the exercise hereof, upon presentation and surrender to the Corporation and compliance with Section 6 below, may be exchanged, alone or with other Warrant Certificates of like tenor registered in the name of the Holder, for another Warrant Certificate or Warrant Certificates of like tenor in the name of such Holder or its assignee or transferee exercisable for the same aggregate number of Shares as the Warrant Certificate or Warrant Certificates surrendered.

         4.       Rights and Obligations of Warrant Holder.

                  (a) The Holder of this Warrant Certificate shall not, by virtue hereof, be entitled to any rights of a shareholder in the Corporation, either at law or in equity; provided, however, in the event that any certificate representing the Shares is issued to the Holder hereof upon exercise of this Warrant, such Holder shall, for all purposes, be deemed to have become the holder of record of such Shares on the date on which this Warrant Certificate, together with a duly executed purchase form, was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such Share certificate. The rights of the Holder of this Warrant are limited to those expressed herein and the Holder of this Warrant, by its acceptance hereof, consents to and agrees to be bound by and to comply with all the provisions of this Warrant Certificate. In addition, the Holder of this Warrant Certificate, by accepting the same, agrees that the Corporation may deem and treat the person in whose name this Warrant Certificate is registered on the books of the Corporation maintained for such purpose as the absolute, true and lawful owner for all purposes whatsoever.

                  (b) The Holder of this Warrant Certificate, as such, shall not be entitled to vote or receive dividends or to be deemed the holder of Shares for any purpose, nor shall anything contained in this Warrant Certificate be construed to confer upon the Holder of this Warrant Certificate, as such, any of the rights of a shareholder of the Corporation including but not limited to any right to vote, give or withhold consent to any action by the Corporation, whether upon any recapitalization, issue of stock, reclassification of stock, consolidation, merger, share exchange, conveyance or otherwise, receive notice of meetings or other action affecting shareholders (except for the notices provided for herein), or receive subscription rights, until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable as provided herein.

         5. Shares Underlying Warrant. The Corporation covenants and agrees that all Shares delivered upon exercise of this Warrant shall, upon delivery and payment therefor, be duly and validly authorized and issued, fully paid and nonassessable, and free from all liens, encumbrances and charges with respect to the purchase thereof.

         6. Disposition of Warrants or Shares. The Holder of this Warrant Certificate and any transferee hereof or of the Shares issuable upon the exercise of this Warrant, by their acceptance hereof or thereof, hereby understand and agree that this Warrant, and the Shares issuable upon the exercise hereof, have not been registered under either the Securities Act of 1933 (the "1933 Act") or applicable state securities laws (the "State Acts") and shall not be sold, pledged, hypothecated, donated or otherwise transferred (whether or not for consideration) except upon the issuance to the Corporation of a favorable opinion of counsel or submission to the Corporation of such evidence as may be reasonably satisfactory to counsel to the Corporation, in each such case, to the effect that any such transfer shall not be in violation of the Act and the State Acts. It shall be a condition to the transfer of this Warrant that any transferee hereof deliver to the Corporation its written agreement to accept and be bound by all of the terms and conditions of this Warrant Certificate.

         7. Adjustments. The Exercise Price as hereinabove provided shall be subject to adjustments as follows:

                  (a) In case the Corporation shall (a) pay a dividend on its Common Stock in shares of its Common Stock, (b) subdivide its outstanding shares of Common Stock into a greater number of shares, (c) combine its outstanding shares of Common Stock into a lesser number of shares, or (d) issue by reclassification of its shares of Common Stock any shares of its capital stock, the number of Shares purchasable upon the exercise of this Warrant in effect immediately prior thereto, shall be adjusted so that the Holder shall be entitled to receive, upon exercise of this Warrant, the number of Shares which such Holder would have owned or have been entitled to receive after the happening of such event had such Holder exercised this Warrant immediately prior to the record date in the case of such dividend or the effective date in the case of any such subdivision, combination or reclassification. An adjustment made pursuant to this subsection (a) shall be made whenever any such events shall happen, but shall become effective retroactively after such record date or such effective date, as the case may be, as to portion of this Warrant exercised between such record date or effective date and the date of happening of any such event.

                  (b) In case the Corporation shall (a) issue rights or warrants to all holders of the Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per Share less than the Exercise Price as in effect from time to time, or (b) issue or sell any shares of Common Stock (or be deemed to have issued any shares of Common Stock as provided herein including, without limitation, by issuance of securities convertible into or exchangeable for Common Stock), without consideration or for consideration per Share less than the Exercise Price, then in each case the Exercise Price in effect immediately prior to such issuance automatically and forthwith shall be adjusted or readjusted (to the nearest cent) as follows:

           (i)The Exercise Price shall be automatically lowered to the price per Share which is less than the Exercise Price (the "Adjusted Exercise Price") for that number of Shares purchasable upon exercise of this Warrant which shall be calculated by multiplying (i) the number of Shares of Common Stock purchasable upon exercise of this Warrant prior to the foregoing adjustment to the Exercise Price by (ii) a fraction whose numerator is the lesser of (aa) the below described denominator or (bb) the total number of Shares sold or deemed to be sold in a subsequent transaction and whose denominator is the number of Shares originally purchasable upon exercise of this Warrant. The balance of the Shares purchasable upon exercise of this Warrant shall continue subject to the Exercise Price in effect prior to the foregoing adjustment to the Exercise Price.

            (ii)In the event there is any subsequent event under this subsection
(b) which triggers an adjustment to the Exercise Price as provided herein, the adjustment to the Exercise Price shall first affect those Shares purchasable upon exercise of this Warrant which have not been subject to adjustment hereunder and any adjustment(s) thereafter shall first affect those Shares with the highest Adjusted Exercise Price.

                  (c) For the purpose of any adjustment of the number of shares of Common Stock purchasable upon exercise of this Warrant pursuant to this
Section 7, the following provisions shall be applicable:

                    (i)In the case of the issuance of Common Stock for cash, the consideration received upon such issuance shall be deemed to be the gross amount of cash paid therefor.

             (ii)In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration received upon such issuance other than cash shall be deemed to be the fair market value thereof.

                       (iii) In the case of the issuance of Common Stock without consideration, the consideration received upon such issuance shall be deemed to be $0.01 per share.

        (iv) In the case of the issuance of (I) options to purchase or rights to subscribe for Common Stock, (II) securities by their terms convertible into or exchangeable for Common Stock or (III) options to purchase or rights to subscribe for such convertible or exchangeable securities:

                                            (1) the aggregate  maximum number of
                                            shares of Common  Stock  deliverable
                                            upon the exercise of such options to
                                            purchase or rights to subscribe  for
                                            Common Stock shall be deemed to have
                                            been issued at the time such options
                                            or  rights  were  issued  and  for a
                                            consideration     equal    to    the
                                            consideration,  if any,  received by
                                            the Corporation upon the issuance of
                                            such  options  or  rights  plus  the
                                            minimum  purchase  price provided in
                                            such   options  or  rights  for  the
                                            Common Stock covered thereby; and

                                            (2) the aggregate  maximum number of
                                            shares of Common  Stock  deliverable
                                            upon  conversion  of or in  exchange
                                            for   any   such    convertible   or
                                            exchangeable  securities or upon the
                                            exercise  of options to  purchase or
                                            rights   to   subscribe   for   such
                                            convertible     or      exchangeable
                                            securities and subsequent conversion
                                            or exchange  thereof shall be deemed
                                            to have been issued at the time such
                                            securities   were   issued  or  such
                                            options  or rights  were  issued and
                                            for a  consideration  equal  to  the
                                            consideration,  if any,  received by
                                            the   Corporation   for   any   such
                                            securities  and  related  options or
                                            rights  (excluding any cash received
                                            on account of  accrued  interest  or
                                            accrued    dividends),    plus   the
                                            additional consideration, if any, to
                                            be received by the Corporation  upon
                                            the  conversion  or exchange of such
                                            securities  or the  exercise  of any
                                            related options or rights.

                  (d) All adjustments under this Section 7 shall be made to the nearest cent.

                  (e) No adjustment of the Exercise Price shall be made in any of the following cases:

  (i) upon the grant or exercise of stock options hereafter granted, or upon the issuance of shares upon exercise of rights to purchase shares under any employee, officer, or director stock option plans now or hereafter authorized, to the extent that the aggregate of the number of shares which may be purchased under such option plans is less than or equal to 15 percent of the number of shares of Common Stock outstanding on January 1 of the year of the grant;

         (ii) shares of Common Stock issued upon the conversion of any presently outstanding convertible security of the Corporation or the Corporation's Series D Convertible Preferred Stock or Series C Convertible Preferred Stock;

    (iii) shares issued by way of dividend or other distribution on Common Stock excluded from the calculation of the adjustment under this subparagraph (D) or on Common Stock resulting from any subdivision or combination of Common Stock so excluded; or

     (iv) shares issued pursuant to the Warrant or any stock option or warrant outstanding on the date of filing of this instrument in the office of the Secretary of State in accordance with the provisions of the General Corporation Law of Delaware or a five year warrant issued to the designee of John H. Laeri, Jr. to acquire 4,000,000 shares of the Corporation's Common Stock.

                  (f) Whenever the Exercise Price is adjusted as herein provided, the Corporation shall prepare a certificate signed by the chief financial officer of the Corporation setting forth the Adjusted Exercise Price and showing in reasonable detail the facts upon which such adjustment is based. As promptly as practicable, the Corporation shall cause a copy of the certificate referred to in this subsection (f) to be mailed to the Holder.

         8. Taxes. The Corporation shall pay all taxes that may be payable in respect of the issue or delivery of Common Stock on exercise of this Warrant, but shall not pay any tax which may be payable in respect of any transfer involved in the issue and delivery of the Common Stock in a name other than that in which this Warrant was registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid.

         9. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. If the exercise of this Warrant results in a fraction, an amount equal to such fraction multiplied by the Exercise Price of the Shares on the day of exercise shall be paid to the Holder in cash by the Corporation.

         10.      Preservation of Holder's Rights.

                  (a) The Corporation covenants and agrees that it shall at all times reserve and keep available, free from preemptive rights, out of its authorized Common Stock, solely for the purpose of effecting the exercise of this Warrant, the full number of shares of Common Stock then deliverable in the event and upon the exercise of this Warrant. All shares of Common Stock which may be issued upon exercise of this Warrant shall be fully paid.

                  (b) Notwithstanding anything to the contrary elsewhere in this Warrant, the Corporation shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution. Without limiting the generality of the foregoing, the Corporation (i) will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise,
(ii) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and non-assessable shares of stock on the exercise of this Warrant from time to time outstanding,
(iii) will not issue any capital stock of any class which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par value in respect of participation in dividends and in any such distribution of assets, and (iv) will not transfer all or substantially all of its properties and assets to any other entity to consolidate with or merge into the Corporation (if the Corporation is not the surviving entity), unless such other entity shall expressly assume in writing and will be bound by all the terms of this Warrant.

                  (c) In case of any consolidation of the Corporation with or merger of the Corporation into another corporation or in case of any sale, transfer or lease to another corporation of all or substantially all the property of the Corporation, the Corporation or such successor or purchasing corporation, as the case may be, shall execute an instrument providing that each holder of this Warrant shall have the right thereafter upon payment of the Exercise Price in effect immediately prior to such action to purchase upon exercise of each Warrant the kind and amount of shares and other securities and property which he would have owned or have been entitled to receive after the happening of such consolidation, merger, sale, transfer or lease had such warrant been exercised immediately prior to such action; provided, however, that no adjustment in respect of dividends, interest or other income on or from such shares or other securities and property shall be made during the term of a Warrant or upon the exercise of a Warrant. The Corporation shall mail by first class mail, postage prepaid, to each holder of this Warrant, notice of the execution of any such agreement. Such agreement shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 7. The provisions of this Section 10 shall similarly apply to successive consolidations, mergers, sales, transfers or leases.

         11. Loss or Destruction. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant Certificate and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement or bond satisfactory in form, substance and amount to the Corporation or, in the case of any such mutilation, upon surrender and cancellation of this Warrant Certificate, the Corporation at its expense will execute and deliver, in lieu thereof, a new Warrant Certificate of like tenor.

         12. Survival/Permitted Assigns. The various rights and obligations of the Holder hereof as set forth herein shall survive the exercise of this Warrant at any time or from time to time and the surrender of this Warrant Certificate. The permitted assigns of John H. Laeri, Jr. shall consist of any entity, corporation, partnership or limited liability company controlled by John H. Laeri, Jr.

         13. Notices. Whenever any notice, payment of any purchase price or other communication is required to be given or delivered under the terms of this Warrant, it shall be in writing and delivered by hand delivery or registered or certified United States mail, postage prepaid, and will be deemed to have been given or delivered on the date such notice, purchase price or other communication is so delivered, and, if to the Corporation, it will be addressed to the address specified in Section 2(a) hereof, and if to the Holder, it will be addressed to the registered Holder at his address as it appears on the books of the Corporation.






                            (CONTINUED ON NEXT PAGE)

     14. Governing Law. This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

     Dated as of the 2nd day of January, 1998


                                   GOLF TRAINING SYSTEMS, INC., a Delaware
                                   corporation

                                   By: /s/ Daniel A. Gordon
                                   ---------------------------

                                   Title: Chief Executive Officer

                                   Attest: /s/ Thomas B. Adams
                                   ---------------------------

                                   Title: Assistant Secretary

                                         [CORPORATE SEAL]

                                   EXHIBIT "A"

                               NOTICE OF EXERCISE

                    (To be Executed by the Registered Holder
                        in order to Exercise the Warrant)

The undersigned hereby irrevocably elects to exercise the Warrant held by the undersigned to acquire shares of common stock ("Common Stock") of GOLF TRAINING SYSTEMS, INC. (the "Company") according to the conditions of the Warrant, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the Holder for any exercise, except for transfer taxes, if any.
A copy of the Warrant is attached hereto.*

The undersigned acknowledges that all offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon exercise of the Warrant must be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Act") or pursuant to an exemption from registration under the Act.


                 Expiration of Warrant: ________________________


                 Date of Exercise:   ___________________________


                 Applicable Exercise Price: ____________________


                  Number of Shares of
                 Common Stock to be Issued: ____________________


                 Signature: ____________________________________


                 Name: _________________________________________


                 Address: ______________________________________


                          ______________________________________

* No Shares of Common Stock will be issued until the Warrant to be exercised and the Notice of Exercise are received by the Company or its Transfer Agent.